     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 1997


                                                SECURITIES ACT FILE NO. 333-1787
                                        INVESTMENT COMPANY ACT FILE NO. 811-7565
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
/X/


                         PRE-EFFECTIVE AMENDMENT NO. 3

/X/

                          POST-EFFECTIVE AMENDMENT NO.
/ /

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
/X/


                                AMENDMENT NO. 3
/X/

                        (CHECK APPROPRIATE BOX OR BOXES)

                           --------------------------

                          CONTIFINANCIAL STRYPES TRUST

               (Exact Name of Registrant as Specified in Charter)

                            C/O PUGLISI & ASSOCIATES
                               850 LIBRARY AVENUE
                                   SUITE 204
                             NEWARK, DELAWARE 19715
                    (Address of Principal Executive Offices)
                         ------------------------------

       Registrant's Telephone Number, including Area Code: (302) 738-6680

                               DONALD J. PUGLISI
                              PUGLISI & ASSOCIATES
                               850 LIBRARY AVENUE
                                   SUITE 204
                             NEWARK, DELAWARE 19715
                    (Name and Address of Agent for Service)
                         ------------------------------

                                   COPIES TO:

       NORMAN D. SLONAKER, ESQ.                    MATTHEW NIMETZ, ESQ.
           Brown & Wood LLP                  Paul, Weiss, Rifkind, Wharton &
        One World Trade Center                           Garrison
    New York, New York 10048-0557              1285 Avenue of the Americas
                                              New York, New York 10019-6064

                           --------------------------

 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

                           --------------------------

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS-REFERENCE SHEET*

ITEM NUMBER IN FORM N-2                                                            CAPTION IN PROSPECTUS
-----------------------------------------------------------------  ------------------------------------------------------

PART A--INFORMATION REQUIRED IN A PROSPECTUS

1.         Outside Front Cover...................................  Front Cover Page

2.         Inside Front and Outside Back
             Cover Page..........................................  Front Cover Page; Inside Front Cover Page;
                                                                     Underwriting

3.         Fee Table and Synopsis................................  Prospectus Summary; Fee Table

4.         Financial Highlights..................................  Not Applicable

5.         Plan of Distribution..................................  Front Cover Page; Prospectus Summary; Net Asset Value;
                                                                     Underwriting

6.         Selling Shareholders..................................  Not Applicable

7.         Use of Proceeds.......................................  Use of Proceeds; Investment Objective and Policies

8.         General Description of the Registrant.................  Front Cover Page; Prospectus Summary; The Trust;
                                                                     Investment Objective and Policies; Investment
                                                                     Restrictions; Risk Factors; Dividends and
                                                                     Distributions; Additional Information

9.         Management............................................  Trustees; Management Arrangements

10.        Capital Stock, Long-Term Debt and Other Securities....  Description of the STRYPES

11.        Defaults and Arrears on Senior Securities.............  Not Applicable

12.        Legal Proceedings.....................................  Not Applicable

13.        Table of Contents of the Statement of Additional
             Information.........................................  Not Applicable

PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

14.        Cover Page............................................  Not Applicable

15.        Table of Contents.....................................  Not Applicable

16.        General Information and History.......................  Not Applicable

17.        Investment Objective and Policies.....................  Prospectus Summary; Investment Objective and Policies;
                                                                     Investment Restrictions

18.        Management............................................  Trustees and Officers; Management Arrangements

19.        Control Persons and Principal Holders of Securities...  Management Arrangements; Underwriting; Legal Matters;
                                                                     Experts

20.        Investment Advisory and Other Services................  Management Arrangements

------------------------

* PURSUANT TO THE GENERAL INSTRUCTIONS TO FORM N-2, ALL INFORMATION REQUIRED TO BE SET FORTH IN PART B: STATEMENT OF ADDITIONAL INFORMATION HAS BEEN INCLUDED IN PART A: THE PROSPECTUS.

ITEM NUMBER IN FORM N-2                                                            CAPTION IN PROSPECTUS
-----------------------------------------------------------------  ------------------------------------------------------
21.        Brokerage Allocation and Other Practices..............  Investment Objective and Policies

22.        Tax Status............................................  Certain United States Federal Income Tax
                                                                     Considerations

23.        Financial Statements..................................  Experts; Independent Auditors' Report; Statement of
                                                                     Assets, Liabilities and Capital

PART C--OTHER INFORMATION

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS                  SUBJECT TO COMPLETION
INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

(CONTINUED FROM PREVIOUS PAGE)


                  PRELIMINARY PROSPECTUS DATED MARCH 28, 1997

                             2,800,000 STRYPES-SM-
                          CONTIFINANCIAL STRYPES TRUST

    (EXCHANGEABLE FOR SHARES OF COMMON STOCK OF CONTIFINANCIAL CORPORATION)
                              -------------------

    Each of the Structured Yield Product Exchangeable for Stock-SM- (the "STRYPES") of ContiFinancial STRYPES Trust (the "Trust") offered hereby represents a proportionate share of beneficial interest in the Trust, which
entitles the holder to receive an annual distribution of $         , and will be
exchanged for between    % and 100% of each type of Reference Property (or, in
certain circumstances, cash with an equal value) upon conclusion of the term of the Trust on May 15, 2000 (the "Exchange Date"). The term "Reference Property" means initially one share of Common Stock, par value $0.01 per share (the "ContiFinancial Common Stock"), of ContiFinancial Corporation (the "Company") and shall be subject to adjustment from time to time prior to the Business Day (as defined herein) immediately preceding the Exchange Date to reflect the addition or substitution of any cash, securities and/or other property resulting from the application of the adjustment provisions described herein. The annual
distribution of $         per STRYPES is payable quarterly on each February 15,
May 15, August 15 and November 15, commencing May 15, 1997. The STRYPES are not subject to redemption.

    The Trust is a newly created Delaware business trust established to purchase and hold (i) a series of zero-coupon U.S. Government securities ("U.S. Treasury Securities") maturing on a quarterly basis through the Exchange Date and (ii) a forward purchase contract (the "Contract") with an existing stockholder (the "Contracting Stockholder") of the Company relating to the Reference Property. The Trust's investment objective is to distribute to holders of STRYPES on a
quarterly basis $         per STRYPES and, on the Exchange Date, a percentage of
each type of Reference Property (or, in certain circumstances, cash with an equal value) per STRYPES equal to the Exchange Amount. The Exchange Amount is equal to: (a) if the Reference Property Value (as defined herein) is greater
than or equal to $         (the "Threshold Appreciation Price"),    % of each
type of Reference Property, (b) if the Reference Property Value is less than the Threshold Appreciation Price but greater than the Initial Price, a percentage of each type of Reference Property, allocated as proportionately as practicable, so that the aggregate value thereof equals the Initial Price and (c) if the Reference Property Value is less than or equal to the Initial Price, 100% of
each type of Reference Property. The "Initial Price" is $         , which amount
is equal to the last reported sale price of the ContiFinancial Common Stock on
the New York Stock Exchange ("NYSE") on           , 1997. Holders otherwise
entitled to receive fractional units or interests of any type of Reference Property in respect of their aggregate holdings of STRYPES will receive cash in lieu thereof. Pursuant to the terms of the Contract, the Contracting Stockholder is obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date the Reference Property required by the Trust in order to exchange all of the STRYPES on the Exchange Date in accordance with the Trust's investment objective. To the extent permitted by applicable law, the obligation of the Contracting Stockholder to deliver Reference Property under the Contract may be cash settled, at the option of the Contracting Stockholder, in whole but not in part, by delivering to the Trust on the Business Day immediately preceding the Exchange Date, in lieu of the Reference Property otherwise deliverable, cash in an amount equal to the value of such Reference Property immediately prior to the Exchange Date (the "Cash Settlement Option"). In the event that the Contracting Stockholder elects to exercise the Cash Settlement Option, holders of the STRYPES will receive cash on the Exchange Date. AS DESCRIBED HEREIN, THE REFERENCE PROPERTY VALUE WILL REPRESENT A DETERMINATION OF THE VALUE OF THE REFERENCE PROPERTY IMMEDIATELY PRIOR TO THE EXCHANGE DATE. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE AMOUNT RECEIVABLE BY HOLDERS OF THE STRYPES ON THE EXCHANGE DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE OF THE STRYPES. IF THE REFERENCE PROPERTY VALUE IS LESS THAN THE INITIAL PRICE, SUCH AMOUNT RECEIVABLE ON THE EXCHANGE DATE WILL BE LESS THAN THE ISSUE PRICE PAID FOR THE STRYPES, IN WHICH CASE AN INVESTMENT IN STRYPES WILL RESULT IN A LOSS. See "Investment Objectives and Policies--General" and "--The Contract."
                                                   (CONTINUED ON FOLLOWING PAGE)

    SEE "RISK FACTORS," BEGINNING ON PAGE 23 OF THIS PROSPECTUS, FOR CERTAIN CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE STRYPES.

                              -------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
   THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
     COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
      PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                                                         PRICE TO                   SALES                  PROCEEDS TO
                                                          PUBLIC                   LOAD(1)                   TRUST(2)
Per STRYPES....................................             $                         $                         $
Total(3).......................................             $                         $                         $

(1) Each of the Company and the Contracting Stockholder has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriting."

(2) Expenses of the offering, which are payable by the Contracting Stockholder,
    are estimated to be approximately $         .

(3) The Trust has granted the Underwriters an option, exercisable for 30 days from the date hereof, to purchase up to an additional 420,000 STRYPES (subject to decrease as a result of the issuance and sale of STRYPES in connection with the formation of the Trust) to cover over-allotments, if any. If all such STRYPES are purchased, the total Price to Public, Sales
    Load and Proceeds to Trust will be $         , $         and $         ,
    respectively. See "Underwriting."
                          ---------------------------

    The STRYPES are offered by the several Underwriters, subject to prior sale, when, as and if issued to and accepted by them, and subject to approval of certain legal matters by counsel for the Underwriters and certain other conditions. The Underwriters reserve the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that delivery of the STRYPES will be made through the facilities of The Depository
Trust Company on or about           , 1997.
------------
-SM- Service mark of Merrill Lynch & Co., Inc.
------------------------
MERRILL LYNCH & CO.                                     BEAR, STEARNS & CO. INC.
-------------

                The date of this Prospectus is           , 1997.

(CONTINUED FROM PREVIOUS PAGE)

    The Contract provides that, from and after a Tax Event Date (as defined herein), the Contracting Stockholder's obligations thereunder may be accelerated, at the option of the Contracting Stockholder, in whole but not in part, at the Tax Event Acceleration Price (as defined herein). In such event, the U.S. Treasury Securities will be sold by the Trust, and the proceeds therefrom will be distributed along with the Tax Event Acceleration Price received under the Contract after providing for any expenses of the Trust. See "Investment Objective and Policies--The Contract--Acceleration Upon Tax Event."


    In the event of certain consolidations or mergers of the Company or any successor thereto into another entity, or the liquidation of the Company or any such successor, or certain related events, in the event that the Contracting Stockholder exercises its option to accelerate the Contract upon the occurrence of a Tax Event or upon the occurrence of certain defaults by the Contracting Stockholder under the Contract or the collateral arrangements described herein, the Contract would be accelerated, the Trust's assets (other than assets received pursuant to the Contract) would be liquidated, the net assets of the Trust would be distributed PRO RATA to the holders of the STRYPES and the term of the Trust would expire. See "Investment Objective and Policies--The Contract--Reorganization Events Causing a Dissolution of the Trust," "--Acceleration Upon Tax Event" and "--Collateral Arrangements; Acceleration."


    Reference is made to the accompanying prospectus of the Company with respect to the shares of ContiFinancial Common Stock which may be received by a holder of STRYPES on the Exchange Date or upon earlier dissolution of the Trust. The Company is not affiliated with the Trust, will not receive any of the proceeds from the sale of the STRYPES and will have no obligations with respect to the STRYPES.


    The STRYPES have been approved for listing on the American Stock Exchange (the "AMEX") under the symbol "CFT", subject to official notice of issuance. Prior to the offering there has been no public market for the STRYPES. Shares of closed-end investment companies have in the past frequently traded at a discount from their net asset values and initial public offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of a closed-end investment company soon after the completion of an initial public offering.


    The STRYPES are designed to provide investors with a current distribution yield (the Company has not paid any dividends on the ContiFinancial Common Stock since its initial public offering), while also providing the opportunity for investors to share in the appreciation, if any, of the value of the Reference Property above the Threshold Appreciation Price. However, the opportunity for equity appreciation afforded by an investment in the STRYPES is less than that afforded by a direct investment in the Reference Property because the amount receivable by a holder of a STRYPES upon exchange on the Exchange Date will only exceed the issue price of such STRYPES if the Reference Property Value exceeds
the Threshold Appreciation Price, which represents an appreciation of     % over
the Initial Price. In addition, because each STRYPES will entitle the holder to
receive only     % of each type of Reference Property if the Reference Property
Value exceeds the Threshold Appreciation Price, holders of the STRYPES will be
entitled to receive upon exchange only     % of any appreciation of the value of
the Reference Property above the Threshold Appreciation Price. Holders of STRYPES will realize the entire decline in value if the Reference Property Value is less than the Initial Price. There can be no assurance that the distribution yield on the STRYPES will be higher than the dividend yield on the ContiFinancial Common Stock over the term of the Trust.

    The STRYPES may be a suitable investment for investors who are able to understand the unique nature of the Trust and the economic characteristics of the Contract and the U.S. Treasury Securities held by the Trust.

    The Trust has adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that, except under limited circumstances, the U.S. Treasury Securities may not be disposed of prior to their respective maturities. As a result, the Trust will continue to hold the Contract despite any significant decline in the value of the Reference Property, including the ContiFinancial Common Stock, or adverse changes in the financial condition of the issuer of any Reference Security (as defined herein), including the Company. The Trust will not be managed like a typical closed-end investment company. The Trust will be treated as a grantor trust for United States Federal income tax purposes and each holder of STRYPES will be treated as the owner of its PRO RATA portion of the Contract and the U.S. Treasury Securities. The U.S. Treasury Securities held by the Trust will be treated for United States Federal income tax purposes as having original issue discount and holders of STRYPES will be required to recognize currently as income their PRO RATA portion of such original issue discount as it accrues over the term of the Trust. The quarterly cash distributions paid to the holders of STRYPES, which distributions are anticipated to exceed the currently includable original issue discount, will be treated as a tax-free return of the holders' costs of the U.S. Treasury Securities and any previously included original issue discount, and therefore will not be considered current income to holders upon receipt thereof for United States Federal income tax purposes. Although under current law holders of STRYPES should not recognize income, gain or loss with respect to the Contract over its term, holders will recognize taxable gain or loss upon receipt of cash, if any, upon dissolution of the Trust. For a discussion of certain United States Federal income tax considerations for holders of the STRYPES, see "Certain United States Federal Income Tax Considerations."

    This Prospectus concisely sets forth information about the Trust that a prospective investor ought to know before investing and should be read and retained for future reference.
                            ------------------------

    Certain persons participating in this Offering may engage in transactions that stabilize, maintain or otherwise affect the price of the STRYPES or the ContiFinancial Common Stock. Such transactions may include stabilizing, the purchase of STRYPES to cover syndicate short positions and the imposition of penalty bids. For a description of these activities, see "Underwriting."

                               PROSPECTUS SUMMARY

    THE FOLLOWING SUMMARY SHOULD BE READ IN CONJUNCTION WITH THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE INFORMATION CONTAINED IN THIS PROSPECTUS ASSUMES THAT THE UNDERWRITERS' OVER-ALLOTMENT OPTION IS NOT EXERCISED. UNLESS THE CONTEXT OTHERWISE REQUIRES, THE FOLLOWING SUMMARY ASSUMES THAT ON THE EXCHANGE DATE THE REFERENCE PROPERTY CONSISTS ONLY OF SHARES OF CONTIFINANCIAL COMMON STOCK. AS USED IN THIS PROSPECTUS, THE "COMPANY" REFERS TO CONTIFINANCIAL CORPORATION.

THE TRUST


    ContiFinancial STRYPES Trust (the "Trust") is a newly created Delaware business trust that will be registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The term of the Trust will expire on or shortly after May 15, 2000 (the "Exchange Date"), except that the Trust may be dissolved prior to such date under certain limited circumstances. The Trust will be treated as a grantor trust for United States Federal income tax purposes.


THE OFFERING

    The Trust is offering 2,800,000 STRYPES, each representing a proportionate share of beneficial interest in the Trust, at an initial public offering price
of $         per STRYPES (which is equal to the last reported sale price of the
ContiFinancial Common Stock on the NYSE on            , 1997, the date of the
offering (the "Offering")). The Underwriters have been granted an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an aggregate of 420,000 additional STRYPES (subject to decrease as a result of the issuance and sale of STRYPES in connection with the formation of the Trust) to cover over-allotments, if any. See "Underwriting."

THE COMPANY

    The Company engages in the consumer and commercial finance business by originating and servicing home equity loans and providing financing and asset securitization structuring and placement services to originators of a broad range of loans, leases and receivables. Securitization provides significant benefits, including greater operating leverage and reduced costs of funds, in the financing of assets such as non-conforming home equity loans, equipment leases, home improvement loans, franchise loans, commercial/ multi-family loans, non-prime and sub-prime auto loans and leases and timeshare loans. Through

ContiMortgage Corporation, the Company is a leading originator, purchaser, seller and servicer of home equity loans made to borrowers whose borrowing needs may not be met by traditional financial institutions due to credit exceptions or other factors. Loans are made to borrowers primarily for debt consolidation, home improvements, education or refinancing and are primarily secured by first mortgages on one-to-four family residential properties.

    Reference is made to the accompanying prospectus of the Company with respect to the shares of ContiFinancial Common Stock which may be received by a holder of STRYPES on the Exchange Date or upon earlier dissolution of the Trust. The Company is not affiliated with the Trust, will not receive any of the proceeds from the sale of the STRYPES and will have no obligations with respect to the STRYPES. THE PROSPECTUS OF THE COMPANY IS BEING ATTACHED HERETO AND DELIVERED TO PROSPECTIVE PURCHASERS OF STRYPES TOGETHER WITH THIS PROSPECTUS FOR CONVENIENCE OF REFERENCE ONLY. THE PROSPECTUS OF THE COMPANY DOES NOT CONSTITUTE A PART OF THIS PROSPECTUS, NOR IS IT INCORPORATED BY REFERENCE HEREIN.

INVESTMENT OBJECTIVE AND POLICIES

    The Trust will purchase and hold a series of zero-coupon U.S. Government securities ("U.S. Treasury Securities") maturing on a quarterly basis through the Exchange Date and a forward purchase contract (the "Contract") with an existing stockholder (the "Contracting Stockholder") of the Company relating to the Reference Property. The Trust's investment objective is to distribute to
holders of the STRYPES ("Holders") on a quarterly basis $         per STRYPES
(which amount equals the PRO RATA portion of the fixed quarterly distributions from the proceeds of the maturing U.S. Treasury Securities held by the Trust) and, on the Exchange Date, a percentage of each type of Reference Property (or, under certain circumstances, cash with an equal value) per STRYPES equal to the Exchange Amount. The Exchange Amount is equal to: (i) if the Reference Property
Value (as defined herein) is greater than or equal to $         (the "Threshold
Appreciation Price"),    % of each type of Reference Property, (ii) if the
Reference Property Value is less than the Threshold Appreciation Price but
greater than $         (the "Initial Price"), a percentage of each type of
Reference Property, allocated as proportionately as practicable, so that the aggregate value thereof is equal to the Initial Price and (iii) if the Reference Property Value is less than or equal to the Initial Price, 100% of each type of Reference Property. The term "Reference Property" means initially one share of ContiFinancial Common Stock and shall be subject to adjustment from time to time prior to the Business Day (as defined herein) immediately preceding the Exchange Date to reflect the addition or substitution of any cash, securities and/or other property resulting from the application of the adjustment provisions described herein. As more fully described under "Investment Objective and Policies--The Contract--Reference Property Adjustments," upon application of such adjustment provisions, in the future the Reference Property may include, in addition to or in lieu of ContiFinancial Common Stock, other securities (including rights or warrants) of the Company, securities of another issuer, cash or other property. Holders otherwise entitled to receive fractional units or interests of any type of Reference Property in respect of their aggregate holdings of STRYPES will receive cash in lieu thereof. See "Investment Objective and Policies--General" and "--Fractional Interests."


    Pursuant to the terms of the Contract, the Contracting Stockholder is obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date the Reference Property required by the Trust in order to exchange all of the STRYPES (including any STRYPES issued pursuant to the over-allotment option granted by the Trust to the Underwriters and STRYPES issued in connection with the formation of the Trust) on the Exchange Date in accordance with the Trust's investment objective. To the extent permitted by applicable law, the obligation of the Contracting Stockholder to deliver Reference Property under the Contract may be cash settled, at the option of the Contracting Stockholder, in whole but not in part, by delivering to the Trust on the Business Day immediately preceding the Exchange Date, in lieu of the Reference Property otherwise deliverable, cash in an amount equal to the value of such Reference Property immediately prior to the Exchange Date (the "Cash Settlement Option"). In the event that the Contracting Stockholder elects to exercise the Cash Settlement Option, Holders will receive cash on the Exchange Date. See "Investment Objective and Policies--The Contract."



    Holders of the STRYPES will receive distributions at the rate per STRYPES of
$         per annum, or $         per quarter, payable quarterly on each
February 15, May 15, August 15 and November 15 (or, if any such date is not a Business Day, on the next succeeding Business Day) to Holders of record as of each February 1, May 1, August 1 and November 1, respectively. The first distribution (in respect of the period from April , 1997 until May 14, 1997) will be payable on May 15, 1997 to Holders of record as of May 1, 1997, and will
equal $         per STRYPES. See "Investment Objective and Policies--Trust
Assets."



    On the Exchange Date, each outstanding STRYPES will be exchanged for between % and 100% of each type of Reference Property (or, in the event that the
Contracting Stockholder elects to exercise the Cash Settlement Option, cash with an equal value), depending on the Reference Property Value. AS DESCRIBED HEREIN, THE REFERENCE PROPERTY VALUE WILL REPRESENT A DETERMINATION OF THE VALUE OF THE REFERENCE PROPERTY IMMEDIATELY PRIOR TO THE EXCHANGE DATE. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE AMOUNT RECEIVABLE BY HOLDERS OF THE STRYPES ON THE EXCHANGE DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE OF THE STRYPES. IF THE REFERENCE PROPERTY VALUE IS LESS THAN THE INITIAL PRICE, SUCH AMOUNT RECEIVABLE ON THE EXCHANGE DATE WILL BE LESS THAN THE ISSUE PRICE PAID FOR THE STRYPES, IN WHICH CASE AN INVESTMENT IN STRYPES WILL RESULT IN A LOSS. In the event of certain consolidations or mergers of the Company or any successor thereto into another entity, or the liquidation of the Company or any such successor, or certain related events, in the event that the Contracting Stockholder exercises its option to accelerate the Contract upon the occurrence of a Tax Event or upon the occurrence of certain defaults by the Contracting Stockholder under the Contract or the collateral arrangements described herein, the Contract would be accelerated, the Trust's assets (other than assets received pursuant to the Contract) would be liquidated, the net assets of the Trust would be distributed PRO RATA to the Holders of the STRYPES and the term of the Trust would expire. See "Investment Objective and Policies--The Contract--Reorganization Events Causing a Dissolution of the Trust," "--Acceleration Upon Tax Event" and "--Collateral Arrangements; Acceleration."

TRUST ASSETS

    The Trust's assets will consist of: (i) a series of zero-coupon U.S. Treasury Securities with face amounts and maturities corresponding to the amounts and payment dates of the distributions payable with respect to the
STRYPES, comprising approximately    % of the initial assets of the Trust, and
(ii) the Contract with the Contracting Stockholder relating to the Reference
Property, comprising approximately    % of the initial assets of the Trust.

    Pursuant to the terms of the Contract, the Contracting Stockholder is obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date an aggregate number or amount of each type of Reference Property equal to the product of the Exchange Amount and the aggregate number of STRYPES then outstanding, subject to the Contracting Stockholder's Cash Settlement Option.

    The Contract provides that, from and after a Tax Event Date (as defined herein), the Contracting Stockholder's obligations thereunder may be accelerated, at the option of the Contracting Stockholder, in whole but not in part, at the Tax Event Acceleration Price (as defined herein). In such event, the U.S. Treasury Securities will be sold by the Trust, and the proceeds therefrom will be distributed along with the Tax Event Acceleration Price received under the Contract after providing for any expenses of the Trust. See "Investment Objective and Policies--The Contract--Acceleration Upon Tax Event."

    The purchase price under the Contract is equal to $         in the aggregate
(assuming the Underwriters' over-allotment option is not exercised) and is
payable to the Contracting Stockholder by the Trust on or about            ,
1997. No other consideration is payable by the Trust to the Contracting Stockholder in connection with its acquisition of the Contract or the performance of the Contract by the Contracting Stockholder. See "Investment Objective and Policies--The Contract."

    The obligations of the Contracting Stockholder under the Contract initially will be secured by a pledge of the maximum number of shares of ContiFinancial Common Stock deliverable by the Contracting Stockholder pursuant to the Contract. See "Investment Objective and Policies--The Contract--Collateral Arrangements; Acceleration."

RELATIONSHIP TO CONTIFINANCIAL COMMON STOCK

    Holders of the STRYPES will receive distributions at the rate of    % of the
issue price per annum. The Company has not paid any dividends on the ContiFinancial Common Stock since its initial public offering and has stated that it has no current intention to pay dividends on the ContiFinancial Common Stock. As a holding company, the ability of the Company to pay dividends is dependent upon the receipt of dividends or other payments from its subsidiaries. Any future determination as to the payment of dividends will be at the discretion of the Company's Board of Directors and will depend upon the Company's operating results, financial condition and capital requirements, contractual restrictions, general business conditions and such other factors as the Company's Board of Directors deems relevant. Furthermore, covenants in certain debt agreements of the Company restrict the payment of dividends by the Company. Holders of STRYPES will not be entitled to receive any future dividends on the ContiFinancial Common Stock unless and until such time, if any, as the Trust shall have delivered ContiFinancial Common Stock in exchange for STRYPES on the Exchange Date or upon earlier dissolution of the Trust, and unless the applicable record date for determining stockholders entitled to receive such dividends occurs after such delivery. See "Risk Factors--No Stockholder Rights."

    The opportunity for equity appreciation afforded by an investment in the STRYPES is less than that afforded by a direct investment in the ContiFinancial Common Stock because the amount receivable by a Holder of a STRYPES upon exchange on the Exchange Date will only exceed the issue price of such STRYPES if the Reference Property Value exceeds the Threshold Appreciation Price (which
represents an appreciation of    % over the Initial Price). Moreover, each
STRYPES will entitle the Holder to receive on the Exchange Date only    % (the
percentage equal to the Initial Price divided by the Threshold Appreciation Price) of any appreciation of the value of Reference Property above the Threshold Appreciation Price. Holders of STRYPES will realize the entire decline in value if the Reference Property Value is less than the Initial Price. See "Risk Factors--Limitations on Opportunity for Equity Appreciation; Potential Losses."

DILUTION; TRADING PRICES

    The percentage of each type of Reference Property (or the amount of cash) that Holders of STRYPES are entitled to receive upon exchange on the Exchange Date will not be adjusted for certain events, such as offerings of ContiFinancial Common Stock by the Company for cash or in connection with acquisitions. The Contracting Stockholder currently owns approximately 81% of the outstanding ContiFinancial Common Stock. Concurrently with the offering of the STRYPES, the Company is separately offering 2,800,000 shares of ContiFinancial Common Stock (3,220,000 shares if the underwriters' over-allotment options are exercised in full) (the "ContiFinancial Offering"). Upon completion of the ContiFinancial Offering, the Contracting Stockholder will own approximately 76% of the outstanding ContiFinancial Common Stock (approximately 75% if the underwriters' over-allotment options are exercised in full). ContiFinancial is not restricted from issuing additional shares of ContiFinancial Common Stock during the term of the Trust and, because the Contracting Stockholder will continue to exercise a controlling influence over the business and affairs of the Company upon completion of the ContiFinancial Offering, any such decision to issue additional shares of ContiFinancial Common Stock will be influenced by the Contracting Stockholder. In addition, the Contracting Stockholder is not precluded from selling shares of ContiFinancial Common Stock, either pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or by causing the Company to register such shares. Neither the Company nor the Contracting Stockholder has any obligation to consider the interests of the Holders of the STRYPES for any reason. Additional issuances or sales may materially and adversely affect the price of the ContiFinancial Common Stock and, because of the relationship of the percentage of the Reference Property (or the amount of cash) to be received on the Exchange Date to the price of the ContiFinancial Common Stock, such other events may materially and adversely affect the trading price of the STRYPES. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that major shareholders (including the Contracting Stockholder) will not sell any, ContiFinancial Common Stock in the future, or as to the amount of any such offerings or sales. See "Risk Factors--Reference Property Adjustments."

TERM OF THE TRUST


    The Trust will dissolve on or shortly after the Exchange Date, except if dissolved earlier under certain limited circumstances. Promptly after the Exchange Date, the Reference Property or cash to be exchanged for the STRYPES and any other remaining Trust assets, net of any remaining Trust expenses, if any, will be distributed PRO RATA to Holders. In the event that a Company Reorganization Event (as defined below) shall have occurred, the Contracting Stockholder exercises its option to accelerate the Contract upon the occurrence of a Tax Event or certain defaults shall have occurred with respect to the Contracting Stockholder under the Contract or the collateral arrangements described herein, the Contract would accelerate, the Trust's assets (other than assets received pursuant to the Contract) would be liquidated, the net assets of the Trust would be distributed PRO RATA to the Holders and the term of the Trust would expire. See "Investment Objective and Policies--The Contract," "--Acceleration upon Tax Event" and "--Trust Dissolution," and "Risk Factors--Limited Term."

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

    The Trust will be taxable as a grantor trust for United States Federal income tax purposes. Accordingly, each Holder will be treated for United States Federal income tax purposes as the owner of its PRO RATA portion of the U.S. Treasury Securities and the Contract, and income received (including original issue discount treated as received) by the Trust will generally be treated as income of the Holders. See "Certain United States Federal Income Tax Considerations."

    The U.S. Treasury Securities held by the Trust will be treated for United States Federal income tax purposes as having "original issue discount" which will accrue over the term of the U.S. Treasury Securities. It is currently anticipated that each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders' costs of the U.S. Treasury Securities and any previously included original issue discount, and therefore will not be considered current income to Holders upon receipt thereof for United States Federal income tax purposes. However, a Holder (whether on the cash or accrual method of tax accounting) must recognize currently as income original issue discount on the U.S. Treasury Securities as it accrues. See "Certain United States Federal Income Tax Considerations."


    Under existing law, a Holder should not recognize income, gain or loss upon the Trust's entry into the Contract or over the term of the Contract. In general, the delivery of Reference Property pursuant to the Contract will not be taxable to the Holders. A Holder will have taxable gain or loss upon receipt of cash, if any, upon dissolution of the Trust or to the extent that the Contracting Stockholder elects to exercise the Cash Settlement Option or the Tax Event Cash Settlement Option (as defined herein) and satisfies its obligations under the Contract with cash. In general, each Holder's initial tax basis in any Reference Property received from the Trust on the Exchange Date or upon earlier dissolution of the Trust will be equal to its basis in its PRO RATA portion of the Contract less the portion of such basis allocable to any fractional units of any Reference Security, fractional interests of any Reference Property for which cash is received and any Reference Property consisting of cash. See "Certain United States Federal Income Tax Considerations."


MANAGEMENT ARRANGEMENTS


    The Trust will be internally managed and will not have an investment adviser. The Trust's portfolio will not be actively managed. The administration of the Trust will be overseen by the Trustees. The day-to-day administration of the Trust will be carried out by The Chase Manhattan Bank (or its successor) as trust administrator (the "Administrator"). The Chase Manhattan Bank (or its successor) will also act as custodian for the Trust's assets (the "Custodian"). ChaseMellon Shareholder Services, L.L.C. will act as paying agent, transfer agent and registrar (the "Paying Agent") with respect to the STRYPES. Except as aforesaid, and except for The Chase Manhattan Bank's role as collateral agent under the Trust's Security and Pledge Agreement (see "Investment Objective and Policies--The Contract--Collateral Arrangements; Acceleration"), neither The Chase Manhattan Bank nor ChaseMellon Shareholder Services, L.L.C. has any other affiliation with, or is engaged in any other transaction with, the Trust. For their services, the Contracting Stockholder will pay each of the Administrator, the Custodian and the Paying Agent at the closing of the Offering a one-time, up-front amount in respect of its fee. See "Management Arrangements."

RISK FACTORS


    The Trust has adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date due to the occurrence of a "Company Reorganization Event," in the event that the Contracting Stockholder exercises its option to accelerate the Contract upon the occurrence of a Tax Event or in the event of a "Default" by the Contracting Stockholder, the U.S. Treasury Securities may not be disposed of prior to their respective maturities. The Trust will continue to hold the Contract despite any significant decline in the value of the Reference Property, including the ContiFinancial Common Stock, or adverse changes in the financial condition of the issuer of any Reference Security (as defined herein), including the Company.


    Although the STRYPES will provide the Holders with a current distribution yield (the Company has not paid any dividends on the ContiFinancial Common Stock since its initial public offering), there is no assurance that the distribution yield on the STRYPES will be higher than the dividend yield on the ContiFinancial Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the STRYPES is less than that afforded by a direct investment in the ContiFinancial Common Stock. The value of the Reference Property receivable by a Holder of a STRYPES upon exchange on the Exchange Date will only exceed the issue price of such STRYPES if the Reference Property Value exceeds the Threshold Appreciation
Price, which represents an appreciation of    % over the Initial Price.
Moreover, because each STRYPES will entitle the Holder to receive only    % of
each type of Reference Property if the Reference Property Value exceeds the Threshold Appreciation Price, Holders of the STRYPES will be entitled to receive
upon exchange only    % of any appreciation of the value of the Reference
Property above the Threshold Appreciation Price. AS DESCRIBED HEREIN, THE REFERENCE PROPERTY VALUE WILL REPRESENT A DETERMINATION OF THE VALUE OF THE REFERENCE PROPERTY IMMEDIATELY PRIOR TO THE EXCHANGE DATE. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE AMOUNT RECEIVABLE BY HOLDERS OF THE STRYPES ON THE EXCHANGE DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE OF THE STRYPES. IF THE REFERENCE PROPERTY VALUE IS LESS THAN THE INITIAL PRICE, SUCH AMOUNT RECEIVABLE ON THE EXCHANGE DATE WILL BE LESS THAN THE ISSUE PRICE PAID FOR THE STRYPES, IN WHICH CASE AN INVESTMENT IN STRYPES WILL RESULT IN A LOSS.

    The Trust is classified as a "non-diversified" investment company under the Investment Company Act. Consequently, the Trust is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. Since the only securities held by the Trust will be the U.S. Treasury Securities and the Contract, the Trust may be subject to greater risk than would be the case for an investment company with more diversified investments.

    The trading prices of the STRYPES in the secondary market will be directly affected by the trading prices of the ContiFinancial Common Stock in the secondary market. It is impossible to predict whether the price of ContiFinancial Common Stock will rise or fall. Trading prices of ContiFinancial Common Stock will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions.

    Holders of STRYPES will not be entitled to any rights with respect to the ContiFinancial Common Stock (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) unless and until such time, if any, as the Trust shall have delivered shares of ContiFinancial Common Stock in exchange for STRYPES on the Exchange Date or upon earlier dissolution of the Trust, and unless the applicable record date, if any, for the exercise of such rights occurs after such delivery.

    The bankruptcy of the Contracting Stockholder could adversely affect the timing of exchange or, as a result, the amount received by the Holders of the STRYPES. See "Risk Factors--Risk Relating to Bankruptcy of the Contracting Stockholder."

    Holders will experience a taxable event upon receipt of cash, if any, upon dissolution of the Trust or to the extent that the Contracting Stockholder elects to exercise the Cash Settlement Option or the Tax Event Cash Settlement Option and satisfy its obligations under the Contract with cash. Because of an absence of authority as to the proper character of any gain or loss resulting from such a taxable event, the ultimate tax consequences to Holders as a result of the Contracting Stockholder electing to exercise the Cash Settlement Option or the Tax Event Cash Settlement Option is uncertain. See "Risk Factors."


LISTING


    The STRYPES have been approved for listing on the AMEX under the symbol "CFT", subject to official notice of issuance.


                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load (as a percentage of offering price)............% (a)
    Automatic Dividend Reinvestment Plan Fees.........................   Not Applicable
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)
    Management Fees(b)................................................%
    Other Expenses(c).................................................%
                                                                        ---------------
TOTAL ANNUAL EXPENSES(C)..............................................%
                                                                        ---------------
                                                                        ---------------

EXAMPLE                                                                                       1 YEAR     3 YEARS
------------------------------------------------------------------------------------------  ----------  ----------
An investor would pay the following expenses on a $1,000 investment, including the maximum
  sales load of $         and assuming (1) no annual expenses and (2) a 5% annual return
  throughout the periods:.................................................................  $           $

------------------------

(a) See the cover page of this Prospectus and "Underwriting."

(b) See "Management Arrangements." The Trust will be internally managed; consequently there is no separate investment advisory fee paid by the Trust. The Chase Manhattan Bank will act as the administrator of the Trust.

(c) The organization costs of the Trust in the amount of $         , the costs
    associated with the initial registration and offering of the STRYPES
    estimated to be approximately $         , and approximately $         in
    respect of anticipated ongoing expenses over the term of the Trust will be paid by the Contracting Stockholder. Any unanticipated operating expenses of the Trust will be paid by Merrill Lynch & Co., Inc., which will be reimbursed by the Contracting Stockholder. See "Management Arrangements--Estimated Expenses." Absent such arrangements, the Trust's
    "Other Expenses" and "Total Annual Expenses" would be approximately     % of
    the Trust's net assets.

    The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Trust will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                   THE TRUST


    ContiFinancial STRYPES Trust is a newly created Delaware business trust and will be registered as a closed-end management investment company under the Investment Company Act. The Trust was formed on March 14, 1996 pursuant to a Trust Agreement dated as of such date (as amended and restated as of March 26, 1997, the "Declaration of Trust"). The term of the Trust will expire on or shortly after May 15, 2000, except that the Trust may be dissolved prior to such date under certain limited circumstances. The Trust will be treated as a grantor trust for United States Federal income tax purposes. The Trust's principal office is located at 850 Library Avenue, Suite 204, Newark, Delaware 19715 and its telephone number is (302) 738-6680.


                                USE OF PROCEEDS

    The net proceeds of the Offering will be approximately $         (or
approximately $         , if the Underwriters' over-allotment option is
exercised in full), after payment of the sales load. At the time of the closing of the Offering, or shortly thereafter, the net proceeds of the Offering will be used to purchase a fixed portfolio comprised of a series of zero-coupon U.S. Treasury Securities with face amounts and maturities corresponding to the amounts and payment dates of the distributions payable with respect to the STRYPES and to pay the purchase price under the Contract to the Contracting Stockholder.

                       INVESTMENT OBJECTIVE AND POLICIES

    UNLESS THE CONTEXT OTHERWISE REQUIRES, THE FOLLOWING DISCUSSION ASSUMES THAT ON THE EXCHANGE DATE THE REFERENCE PROPERTY CONSISTS ONLY OF SHARES OF CONTIFINANCIAL COMMON STOCK.

GENERAL

    The Trust will purchase and hold (i) a series of zero-coupon U.S. Treasury Securities maturing on a quarterly basis through the Exchange Date and (ii) the Contract with the Contracting Stockholder relating to the Reference Property. The Trust's investment objective is to distribute to Holders on a quarterly
basis $         per STRYPES (which amount equals the PRO RATA portion of the fixed quarterly distributions from the proceeds of the maturing U.S. Treasury Securities held by the Trust) and, on the Exchange Date, a percentage of the number or amount of each type of Reference Security and other property constituting part of the Reference Property (or, in certain circumstances, cash with an equal value) per STRYPES equal to the Exchange Amount. The Exchange Amount is equal to: (i) if the Reference Property Value is greater than or equal
to the Threshold Appreciation Price,    % of the number or amount of each type
of Reference Security and other property constituting part of the Reference Property, (ii) if the Reference Property Value is less than the Threshold Appreciation Price but greater than the Initial Price, a percentage of the number or amount of each type of Reference Security and other property constituting part of the Reference Property, allocated as proportionately as practicable, so that the aggregate value thereof is equal to the Initial Price and (iii) if the Reference Property Value is less than or equal to the Initial Price, 100% of the number or amount of each type of Reference Security and other property constituting part of the Reference Property. THERE CAN BE NO ASSURANCE THAT THE VALUE OF THE REFERENCE PROPERTY RECEIVABLE BY HOLDERS OF THE STRYPES ON THE EXCHANGE DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE OF THE STRYPES. IF THE REFERENCE PROPERTY VALUE IS LESS THAN THE INITIAL PRICE, THE VALUE OF THE REFERENCE PROPERTY RECEIVABLE ON THE EXCHANGE DATE WILL BE LESS THAN THE ISSUE PRICE PAID FOR THE STRYPES, IN WHICH CASE AN INVESTMENT IN STRYPES WILL RESULT IN A LOSS. Holders otherwise entitled to receive fractional units or interests of any Reference Security or other property constituting part of the Reference Property in respect of their aggregate holdings of STRYPES will receive cash in lieu thereof. See "-- Fractional Interests."

    The term "Reference Property" initially means one share of ContiFinancial Common Stock and shall be subject to adjustment from time to time prior to the Business Day immediately preceding the Exchange

Date to reflect the addition or substitution of any cash, securities and/or other property resulting from the application of the adjustment provisions described below under "--The Contract--Reference Property Adjustments." As more fully described below, upon application of such adjustment provisions, in the future the Reference Property may include, in addition to or in lieu of ContiFinancial Common Stock, other securities (including rights or warrants) of the Company, securities of another issuer, cash or other property. The term "Reference Security" means, at any time, any security (as defined in Section 2(1) of the Securities Act) then constituting part of the Reference Property. The term "Reference Property Value" means, subject to the adjustment provisions described below, the sum, determined as of 10:00 A.M. (New York City time) on the second Business Day preceding the Exchange Date, of (a) for any portion of the Reference Property consisting of cash, the amount of such cash, (b) for any portion of the Reference Property consisting of property other than cash or Reference Securities, the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) as of 10:00 A.M. (New York City time) on the third Business Day preceding the Exchange Date of such property, and (c) for any portion of the Reference Property consisting of a Reference Security, an amount equal to the average Closing Price per unit of such Reference Security on the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the Exchange Date multiplied by the number of units of such Reference Security constituting part of the Reference Property. The "Closing Price" of any Reference Security on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of such Reference Security on the NYSE on such date or, if such Reference Security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such Reference Security is so listed, or, if such Reference Security is not listed on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System, or, if such Reference Security is not so reported, the last quoted bid price for such Reference Security in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of such Reference Security on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator. A "Trading Day" is defined as a day on which the Reference Security the Closing Price of which is being determined (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such Reference Security. The term "Business Day" means any day that is not a Saturday, a Sunday or a day on which the New York Stock Exchange, The NASDAQ National Market, or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.


    Pursuant to the terms of the Contract, the Contracting Stockholder is obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date the aggregate number or amount of each type of Reference Security and other property constituting part of the Reference Property required by the Trust in order to exchange all of the STRYPES (including any STRYPES issued pursuant to the over-allotment option granted by the Trust to the Underwriters and STRYPES issued in connection with the formation of the Trust) on the Exchange Date in accordance with the Trust's investment objective. To the extent permitted by applicable law, the obligation of the Contracting Stockholder to deliver Reference Property under the Contract may be cash settled, at the option of the Contracting Stockholder, in whole but not in part, by delivering to the Trust on the Business Day immediately preceding the Exchange Date, in lieu of the number or amount of each type of Reference Property otherwise deliverable, cash in an amount equal to the value of such Reference Property immediately prior to the Exchange Date (the "Cash Settlement Option"). In the event that the Contracting Stockholder elects to exercise the Cash Settlement Option, Holders will receive cash on the Exchange Date. On or prior to the sixth Business Day preceding the Exchange Date, the Administrator will notify The Depository Trust Company (the "Depositary") and publish a notice in THE WALL STREET JOURNAL or another daily newspaper of national circulation stating whether the applicable percentage of the number or amount of each type of Reference Security and other property constituting part of the Reference Property or cash will be delivered in exchange for the STRYPES on the Exchange Date. At the time such notice is published, the Reference Property Value will not have been determined. If the Contracting Stockholder elects to deliver Reference Property, Holders will be responsible for the payment of any and all brokerage costs upon the subsequent sale thereof.


    The Trust has adopted a fundamental policy as required by the Declaration of Trust to invest at least 65% of its portfolio in the Contract. The Contract will
comprise approximately    % of the Trust's initial assets. The Trust has also
adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date due to the occurrence of a "Company Reorganization Event," in the event that the Contracting Stockholder exercises its option to accelerate the Contract upon the occurrence of a Tax Event or in the event of a "Default" by the Contracting Stockholder, the U.S. Treasury Securities may not be disposed of prior to their respective maturities. The foregoing fundamental policies of the Trust may not be changed without the vote of 100% in interest of the Holders.


TRUST ASSETS


    The Trust's assets primarily will consist of: (i) U.S. Treasury Securities and (ii) the Contract. The Trust may also make certain temporary investments. See "--Temporary Investments." For illustrative purposes only, the following table shows the number of shares of ContiFinancial Common Stock that a Holder would receive for each STRYPES at various Reference Property Values. The table assumes that there will be no Reference Property adjustments as described below under "--The Contract--Reference Property Adjustments" and, accordingly, that on the Exchange Date the Reference Property will consist of one share of ContiFinancial Common Stock. There can be no assurance that the Reference Property Value will be within the range set forth below. Given the Initial Price
of $         and the Threshold Appreciation Price of $         , a Holder would
receive on the Exchange Date the following number of shares of ContiFinancial Common Stock or amount of cash (in the event that the Contracting Stockholder elects to exercise the Cash Settlement Option and satisfies its obligations under the Contract with cash) per STRYPES:


                                              NUMBER OF SHARES OF
         REFERENCE PROPERTY                      CONTIFINANCIAL
               VALUE                              COMMON STOCK                         AMOUNT OF CASH
------------------------------------  ------------------------------------  ------------------------------------

    The following table sets forth information regarding the distributions to be received on the U.S. Treasury Securities, the portion of each year's distributions that will constitute a return of capital for United States Federal income tax purposes and the amount of original issue discount accruing, assuming a yield-to-maturity accrual election, on the U.S. Treasury Securities with respect to a Holder who acquires its

STRYPES at the issue price from an Underwriter pursuant to the Offering. See "Certain United States Federal Income Tax Considerations."

                                                                   ANNUAL GROSS                       ANNUAL
                                                                   DISTRIBUTIONS                   INCLUSION OF
                                                   ANNUAL GROSS      FROM U.S.                       ORIGINAL
                                                   DISTRIBUTIONS     TREASURY       ANNUAL RETURN      ISSUE
                                                    FROM U.S.       SECURITIES       OF CAPITAL     DISCOUNT IN
                                                     TREASURY           PER              PER        INCOME PER
YEAR                                                SECURITIES        STRYPES          STRYPES        STRYPES
-------------------------------------------------  ------------  -----------------  -------------  -------------
1997.............................................   $               $                $              $
1998.............................................
1999.............................................
2000.............................................


    The annual distribution of $         per STRYPES is payable quarterly on
each February 15, May 15, August 15 and November 15, commencing May 15, 1997. Quarterly distributions on the STRYPES will consist of the cash received from the proceeds of the maturing U.S. Treasury Securities held by the Trust. The Trust will not be entitled to any future dividends that may be declared on the ContiFinancial Common Stock. See "Dividends and Distributions."


ENHANCED YIELD; LESS POTENTIAL FOR EQUITY APPRECIATION THAN CONTIFINANCIAL
  COMMON STOCK; NO DEPRECIATION PROTECTION

    Although the STRYPES will provide the Holders with a current distribution yield (the Company has not paid any dividends on the ContiFinancial Common Stock since its initial public offering), there is no assurance that the distribution yield on the STRYPES will be higher than the dividend yield on the ContiFinancial Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the STRYPES is less than that afforded by a direct investment in the ContiFinancial Common Stock. The value of the Reference Property receivable by a Holder of a STRYPES on the Exchange Date will only exceed the issue price of such STRYPES if the Reference Property Value exceeds the Threshold Appreciation Price, which
represents an appreciation of    % of the Initial Price. Moreover, because each
STRYPES will entitle the Holder to receive only    % of the number or amount of
each type of Reference Security and other property constituting part of the Reference Property if the Reference Property Value exceeds the Threshold Appreciation Price, Holders of the STRYPES will be entitled to receive upon
exchange only    % (the percentage equal to the Initial Price divided by the
Threshold Appreciation Price) of any appreciation of the value of the Reference Property above the Threshold Appreciation Price. Holders of STRYPES will realize the entire decline in value if the Reference Property Value is less than the Initial Price.

THE COMPANY

    The Company engages in the consumer and commercial finance business by originating and servicing home equity loans and providing financing and asset securitization structuring and placement services to originators of a broad range of loans, leases and receivables. Securitization provides significant benefits, including greater operating leverage and reduced costs of funds, in the financing of assets such as non-conforming home equity loans, equipment leases, home improvement loans, franchise loans, commercial/ multi-family loans, non-prime and sub-prime auto loans and leases and timeshare loans. Through ContiMortgage Corporation, the Company is a leading originator, purchaser, seller and servicer of home equity loans made to borrowers whose borrowing needs may not be met by traditional financial institutions due to credit exceptions or other factors. Loans are made to borrowers primarily for debt consolidation, home improvements, education or refinancing and are primarily secured by first mortgages on one-to-four family residential properties.

    The ContiFinancial Common Stock is traded publicly on the NYSE under the symbol "CFN". The following table sets forth the quarterly intra-day high and low sales prices of the ContiFinancial Common Stock as reported by the NYSE during the periods indicated.

  QUARTER                                                                    HIGH        LOW
-------------------------------------------------------------------------  ---------  ---------
1996
  First (from February 9, 1996)..........................................    $31 1/2  $  25 1/8
  Second.................................................................         33         28
  Third..................................................................     30 3/8     22 3/4
  Fourth.................................................................     39 1/4     28 5/8
1997
  First (through March 7, 1997)..........................................    $39 3/8  $  33 3/8

    As of February 28, 1997, there were approximately 88 holders of record of the ContiFinancial Common Stock including Cede & Co., a nominee of the Depositary, which holds shares of ContiFinancial Common Stock on behalf of an indeterminate number of beneficial holders. On March 7, 1997, the last price reported on the NYSE for the ContiFinancial Common Stock was $36 7/8 per share.

    The Company has not paid any dividends on the ContiFinancial Common Stock since its initial public offering and has stated that it has no current intention to pay cash dividends on the ContiFinancial Common Stock. As a holding company, the ability of the Company to pay dividends is dependent upon the receipt of dividends or other payments from its subsidiaries. Any future determination as to the payment of dividends will be at the discretion of the Company's Board of Directors and will depend upon the Company's operating results, financial condition and capital requirements, contractual restrictions, general business conditions and such other factors as the Company's Board of Directors deems relevant. Furthermore, covenants in certain debt agreements of the Company restrict the payment of dividends by the Company. There can be no assurance that the Company will have earnings sufficient to pay a dividend on ContiFinancial Common Stock or that, even if there are sufficient earnings, dividends will be permitted under applicable law.

    Holders of STRYPES will not be entitled to receive any future dividends on the ContiFinancial Common Stock unless and until such time, if any, as the Trust shall have delivered ContiFinancial Common Stock in exchange for STRYPES on the Exchange Date or upon earlier dissolution of the Trust, and unless the applicable record date for determining stockholders entitled to receive such dividends occurs after such delivery. See "Risk Factors--No Stockholder Rights."

    The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, the Company files reports, proxy and information statements and other information with the Securities and Exchange Commission (the "Commission"). Copies of such material can be inspected and copied at the public reference facilities maintained by the Commission at the address specified under "Additional Information."

    THE COMPANY IS NOT AFFILIATED WITH THE TRUST, WILL NOT RECEIVE ANY OF THE PROCEEDS FROM THE SALE OF THE STRYPES AND WILL HAVE NO OBLIGATIONS WITH RESPECT TO THE STRYPES. THIS PROSPECTUS RELATES ONLY TO THE STRYPES OFFERED HEREBY AND DOES NOT RELATE TO THE COMPANY OR THE CONTIFINANCIAL COMMON STOCK. THE COMPANY HAS FILED A REGISTRATION STATEMENT ON FORM S-3 WITH THE COMMISSION WITH RESPECT TO THE SHARES OF CONTIFINANCIAL COMMON STOCK THAT MAY BE RECEIVED BY A HOLDER OF STRYPES ON THE EXCHANGE DATE OR UPON EARLIER DISSOLUTION OF THE TRUST. THE PROSPECTUS OF THE COMPANY (THE "CONTIFINANCIAL PROSPECTUS") CONSTITUTING A PART OF SUCH REGISTRATION STATEMENT INCLUDES INFORMATION RELATING TO THE COMPANY AND THE CONTIFINANCIAL COMMON STOCK, INCLUDING CERTAIN RISK FACTORS RELEVANT TO AN

INVESTMENT IN CONTIFINANCIAL COMMON STOCK. THE CONTIFINANCIAL PROSPECTUS IS BEING ATTACHED HERETO AND DELIVERED TO PROSPECTIVE PURCHASERS OF STRYPES TOGETHER WITH THIS PROSPECTUS FOR CONVENIENCE OF REFERENCE ONLY. THE CONTIFINANCIAL PROSPECTUS DOES NOT CONSTITUTE A PART OF THIS PROSPECTUS, NOR IS IT INCORPORATED BY REFERENCE HEREIN.

THE CONTRACT

    GENERAL. Pursuant to the terms of the Contract, the Contracting Stockholder is obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date an aggregate number or amount of each type of Reference Security and other property constituting part of the Reference Property equal to the product of the Exchange Amount and the aggregate number of STRYPES then outstanding.

    To the extent permitted by applicable law, the obligation of the Contracting Stockholder to deliver Reference Property under the Contract may be cash settled, at the option of the Contracting Stockholder, in whole but not in part, by delivering to the Trust on the Business Day immediately preceding the Exchange Date, in lieu of the aggregate number or amount of each type of Reference Security and other property otherwise deliverable, cash in an amount (calculated to the nearest 1/100th of a dollar or, if there is not a nearest 1/100th of a dollar, then to the next higher 1/100th of a dollar) equal to the sum, determined as of 10:00 A.M. (New York City time) on the Business Day immediately preceding the Exchange Date, of (a) for any portion of such Reference Property consisting of cash, the amount of such cash, without interest thereon, (b) for any portion of such Reference Property consisting of property other than cash or Reference Securities, the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) as of the third Business Day preceding the Exchange Date of such property, and (c) for any portion of such Reference Property consisting of a Reference Security (except as described under "Reference Property Adjustments" below), an amount equal to the average Closing Price per unit of such Reference Security on the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the Exchange Date multiplied by the number of units of such Reference Security constituting part of the Reference Property.

    REFERENCE PROPERTY ADJUSTMENTS. The Reference Property is subject to adjustment if an issuer of a Reference Security shall: (i) subdivide or split the outstanding units of such Reference Security into a greater number of units;
(ii) combine the outstanding units of such Reference Security into a smaller number of units; (iii) issue by reclassification of units of such Reference Security any units of another security of such issuer; (iv) issue rights or warrants to all holders of such Reference Security entitling them, for a period expiring prior to the fifteenth calendar day following the Exchange Date, to subscribe for or purchase any of its securities or other property (other than rights to purchase units of such Reference Security pursuant to a plan for the reinvestment of dividends or interest); or (v) pay a dividend or make a distribution to all holders of such Reference Security of cash, securities or other property (excluding any cash dividend on any Reference Security consisting of capital stock that does not constitute an Extraordinary Cash Dividend (as defined below), excluding any payment of interest on any Reference Security consisting of an evidence of indebtedness and excluding any dividend or distribution referred to in clause (i), (ii), (iii) or (iv) above) or issue to all holders of such Reference Security rights or warrants to subscribe for or purchase any of its securities or other property (other than rights to purchase units of such Reference Security pursuant to a plan for the reinvestment of dividends or interest and rights referred to in clause (iv) above) (any of the foregoing cash, securities or other property or rights or warrants are referred to as the "Distributed Assets") (any such event described in clause (i), (ii),
(iii), (iv) or (v), a "Dilution Event").

    In the case of the Dilution Events referred to in clauses (i), (ii) and
(iii) above, the Reference Property shall be adjusted to include the number of units of such Reference Security and/or security of such issuer which a holder of units of such Reference Security would have owned or been entitled to receive immediately following any such event had such holder held, immediately prior to such event, the number of units of such Reference Security constituting part of the Reference Property immediately prior to such event. Each such adjustment shall become effective immediately after the effective date for such subdivision, split, combination or reclassification, as the case may be. Each such adjustment shall be made successively.


    In the case of the Dilution Event referred to in clause (iv) above, the Reference Property shall be adjusted to include an amount in cash equal to the fair market value (determined as described below), as of the fifth Business Day (except as provided below) following the date on which such rights or warrants are received by securityholders entitled thereto (the "Receipt Date"), of each such right or warrant multiplied by the product of (A) the number of such rights or warrants issued for each unit of such Reference Security and (B) the number of units of such Reference Security constituting part of the Reference Property on the date of issuance of such rights or warrants, immediately prior to such issuance, without interest thereon. For purposes of the foregoing, the fair market value of each such right or warrant shall be the quotient of (x) the highest net cash bid, as of approximately 10:00 A.M., New York City time, on the fifth Business Day following the Receipt Date for settlement three Business Days later, by a recognized securities dealer in The City of New York selected by or on behalf of the Administrator from three (or such fewer number of dealers as may be providing such bids) such recognized dealers selected by or on behalf of the Administrator), for the purchase by such quoting dealer of the number of rights or warrants (the "Aggregate Number") that a holder of such Reference Security would receive if such holder held, as of the record date for determination of stockholders entitled to receive such rights or warrants, a number of units of such Reference Security equal to the product of (1) the aggregate number of outstanding STRYPES as of such record date and (2) the number of units of such Reference Security constituting part of the Reference Property, divided by (y) the Aggregate Number. Each such adjustment shall become effective on the fifth Business Day following the Receipt Date of such rights or warrants. If for any reason the Administrator is unable to obtain the required bid on the fifth Business Day following the Receipt Date, it shall attempt to obtain such bid at successive intervals of three months thereafter and on the third Business Day prior to the Exchange Date until it is able to obtain the required bid or, if earlier, until the third Business Day prior to the Exchange Date. From the date of issuance of such rights or warrants until the required bid is obtained or those efforts end on the third Business Day prior to the Exchange Date, the Reference Property shall include the number of such rights or warrants issued for each unit of such Reference Security multiplied by the number of units of such Reference Security constituting part of the Reference Property on the date of issuance of such rights or warrants, immediately prior to such issuance, and such rights or warrants constituting part of the Reference Property shall be deemed for all purposes to have a fair market value of zero.


    In the case of the Dilution Event referred to in clause (v) above, the Reference Property shall be adjusted to include, from and after such dividend, distribution or issuance, (x) in respect of that portion, if any, of the Distributed Assets consisting of cash, the amount of such Distributed Assets consisting of cash received for each unit of such Reference Security multiplied by the number of units of such Reference Security constituting part of the Reference Property on the date of such dividend, distribution or issuance, immediately prior to such dividend, distribution or issuance, without interest thereon, plus (y) in respect of that portion, if any, of the Distributed Assets which are other than cash, the number or amount of each type of Distributed Assets other than cash received with respect to each unit of such Reference Security multiplied by the number of units of such Reference Security constituting part of the Reference Property on the date of such dividend, distribution or issuance, immediately prior to such dividend, distribution or issuance.

    An "Extraordinary Cash Dividend" means, with respect to any consecutive 12-month period, the amount, if any, by which the aggregate amount of all cash dividends on any Reference Security consisting of capital stock occurring in such 12-month period (or, if such Reference Security was not outstanding at the commencement of such 12-month period, occurring in such shorter period during which such

Reference Security was outstanding) exceeds on a per share basis 10% of the average of the Closing Prices per share of such Reference Security over such 12-month period (or such shorter period during which such Reference Security was outstanding); provided that, for purposes of the foregoing definition, the amount of cash dividends paid on a per share basis will be appropriately adjusted to reflect the occurrence during such period of any stock dividend or distribution of shares of capital stock of the issuer of such Reference Security or any subdivision, split, combination or reclassification of shares of such Reference Security.

    In the event of (A) any consolidation or merger of an issuer of a Reference Security with or into another entity (other than a merger or consolidation in which such issuer is the continuing corporation and in which the Reference Security outstanding immediately prior to the consolidation or merger is not exchanged for cash, securities or other property of such issuer or another entity), (B) any sale, transfer, lease or conveyance to another corporation of the property of an issuer of a Reference Security as an entirety or substantially as an entirety, (C) any statutory exchange of securities of an issuer of a Reference Security with another entity (other than in connection with a merger or acquisition) or (D) any liquidation, dissolution, winding up or bankruptcy of an issuer of a Reference Security (excluding any distribution in such Dilution Event referred to in clause (v) above) (any such event described in clause (A), (B), (C) or (D), a "Reorganization Event"), the Reference Property shall be adjusted to include, from and after the effective date for such Reorganization Event, in lieu of the number of units of such Reference Security constituting part of the Reference Property immediately prior to the effective date for such Reorganization Event, the amount or number of any cash, securities and/or other property owned or received in such Reorganization Event with respect to each unit of such Reference Security multiplied by the number of units of such Reference Security constituting part of the Reference Property immediately prior to the effective date for such Reorganization Event.

    The Administrator is required, within ten Business Days following the occurrence of an event that requires an adjustment to the Reference Property (or if the Administrator is not aware of such occurrence, as soon as practicable after becoming so aware), to provide written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the amount or number of each type of Reference Security and other property then constituting part of the Reference Property.

    No adjustments to the Reference Property will be made for certain other events, such as offerings of ContiFinancial Common Stock by the Company for cash or in connection with acquisitions. Likewise, no adjustments to the Reference Property will be made for any sales of ContiFinancial Common Stock by the Contracting Stockholder.


    REORGANIZATION EVENTS CAUSING A DISSOLUTION OF THE TRUST. Notwithstanding anything to the contrary contained in the Contract, if any Reorganization Event with respect to the Company, or any surviving entity or subsequent surviving entity of the Company (a "Company Successor") other than a statutory merger effected solely for the purpose of changing the state of incorporation of the Company or a Company Successor (a "Company Reorganization Event"), occurs, the Contracting Stockholder's obligations under the Contract shall be automatically accelerated and the Contracting Stockholder shall be obligated to deliver to the Trust, on the tenth Business Day after the effective date for such Reorganization Event (the "Early Settlement Date"), the aggregate number or amount of each type of Reference Security and other property constituting part of the Reference Property that would be required to be delivered on such date under the Contract if the Exchange Date were redefined to be the Early Settlement Date.



    IF A COMPANY REORGANIZATION EVENT OCCURS, THE TRUST'S ASSETS (OTHER THAN ASSETS RECEIVED PURSUANT TO THE CONTRACT) WILL BE LIQUIDATED, THE NET ASSETS OF THE TRUST WILL BE DISTRIBUTED PRO RATA TO THE HOLDERS AND THE TERM OF THE TRUST WILL EXPIRE. In such event, the U.S. Treasury Securities will be sold by the Trust, and the proceeds therefrom will be distributed along with Reference Property received under the Contract on the Early Settlement Date after providing for any expenses of the Trust.


    ACCELERATION UPON TAX EVENT. Pursuant to the terms of the Contract, the Contracting Stockholder's obligations under the Contract may be accelerated, at the option of the Contracting Stockholder, in whole but not in part, at any time from and after the date (the "Tax Event Date") on which a Tax Event (as defined below) shall occur at a price per STRYPES (the "Tax Event Acceleration Price") equal to (a) an amount of cash equal to the sum of (i) all accumulated and unpaid distributions on such STRYPES to the date fixed for acceleration (the "Tax Event Acceleration Date"), (ii) the sum of all distributions on such STRYPES due after the Tax Event Acceleration Date and on
or prior to the Exchange Date and (iii) $      (equal to the distributions
payable on such STRYPES for one year), minus (b) the Liquidation Value (as defined below), plus (c) at the option of the Contracting Stockholder either (i) a number or amount of each type of Reference Security and other property constituting part of the Reference Property that would be required to be delivered on such date under the Contract if the Exchange Date were redefined for all purposes to be the Tax Event Acceleration Date or (ii) to the extent permitted by applicable law, in lieu of the Reference Property otherwise deliverable, cash in an amount equal to the value of such Reference Property immediately prior to the Tax Event Acceleration Date (the "Tax Event Cash Settlement Option").



    A "Tax Event" means that the Contracting Stockholder shall have delivered to the Trust an opinion (the "Tax Event Opinion") from a nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change in the laws (or any regulations thereunder) of the United States or any taxing authority thereof or therein or
(b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority, enacted or promulgated, or which interpretation is issued or which action is taken, on or after the date of this Prospectus, there is more than an insubstantial risk that, by reason of the Contracting Stockholder having entered into the Contract, the Contracting Stockholder would be required to recognize gain for United States Federal income tax purposes with respect to shares of ContiFinancial Common Stock deliverable under the Contract on a date that is prior to the day immediately preceding the Exchange Date.



    The "Liquidation Value" is defined as the amount of the aggregate proceeds received by the Trust from the sale of the U.S. Treasury Securities allocable to one STRYPES, which shall be determined by the Trustees on the basis of quotations from independent dealers. Upon receipt of any notice from the Contracting Stockholder that it is exercising its option to accelerate the Contract following the occurrence of a Tax Event, the Trustees on the second Business Day immediately preceding the Tax Event Acceleration Date shall solicit cash bids, for settlement on the Business Day immediately preceding the Tax Event Acceleration Date, from three (or such fewer number of dealers as may be providing such bids) of the United States government securities primary dealers in The City of New York selected by the Trustees after consultation with the Contracting Stockholder (which may include the Administrator or its affiliates or any affiliate of Merrill Lynch & Co., Inc.) for the purchase by the quoting dealer of all U.S. Treasury Securities then held by the Trust. If for any reason the Trustees are unable to obtain the required bid on the second Business Day preceding the Tax Event Acceleration Date, the Trustees shall attempt to obtain such bid daily until they are able to obtain the required bid. The Trustees shall accept the highest bid received that will result in the greatest amount of proceeds from the sale of the U.S. Treasury Securities then held by the Trust and shall sell all such U.S. Treasury Securities at that highest bid.


    On February 6, 1997, the Clinton Administration proposed a series of tax law changes as part of its Fiscal 1998 Budget proposal. These proposed tax law changes would, among other things, require taxpayers (including corporations) to recognize gain (but not loss) upon entering into a "constructive sale" of any appreciated position in stock. For these purposes, a taxpayer would be treated as making a "constructive sale" of an appreciated position in stock when the taxpayer (or, in limited circumstances, a person related to the taxpayer) substantially eliminates risk of loss and opportunity for gain by entering into one or more positions with respect to the same or substantially identical property. The proposal would apply to constructive sales entered into after January 12, 1996, and before the date of enactment of the proposal if the transaction resulting in the "constructive sale" remains open 30 days after the date of enactment of the proposal. Under the proposal, the "constructive sale" would be deemed to occur with respect to such pre-enactment transactions on the date that is 30 days after the date of enactment. In addition, on February 26, 1997, Rep. Barbara Kennelly introduced a bill proposing certain tax law changes that are similar to the Clinton Administration's proposal. However, under Rep. Kennelly's proposal, a taxpayer would be treated as making a "constructive sale" of an appreciated position in stock when the taxpayer (or, in limited circumstances, a person related to the taxpayer) enters into a forward contract (including a fully or partially prepaid forward contract) to deliver the same or substantially identical property. The effective dates contained in Rep. Kennelly's proposal are substantially the same as the effective dates contained in the Clinton Administration's proposal. Thus, if either of these proposals are ultimately adopted in their current form on a date that is 32 or more days prior to the Exchange Date, such enactment could result in a Tax Event. Furthermore, if there are future legislative developments such that as a result thereof one of these proposals or a provision with similar effect is adopted and effective for transactions or positions entered into on or prior to the Exchange Date, such legislative developments could result in a Tax Event. It cannot be predicted whether or not these proposed tax law changes (or a provision with similar effect) will ultimately become law. Moreover, it cannot be predicted whether or not any other future change in the tax law will occur which could give rise to a Tax Event, nor can it be predicted whether the Contracting Stockholder will elect to cause a Tax Event by delivering the Tax Event Opinion to the Trust in the event that a change in the tax law occurs which could give rise to a Tax Event.


    The Administrator will provide notice of the Contracting Stockholder's election to exercise its acceleration option to Holders of record of the STRYPES
not less than     calendar days (    calendar days if the Tax Event Cash
Settlement Option is elected) nor more than        calendar days prior to the
related Tax Event Acceleration Date. Such notice will state the following and may contain such other information as the Administrator deems advisable: (a) the Tax Event Acceleration Date, (b) whether the Contracting Stockholder has elected to exercise the Tax Event Cash Settlement Option, and, if so, the method by which the cash value of the Reference Property will be determined, and (c) that distributions will cease to accumulate on the STRYPES on the Tax Event Acceleration Date. Any such notice will be provided by mail, sent to each Holder of record at such Holder's address as it appears on the register for the STRYPES, first class, postage prepaid. At or prior to the mailing of such notice of acceleration, the Administrator will publish a public announcement in THE WALL STREET JOURNAL or another daily newspaper of national circulation. At the time such announcement is published, neither the Reference Property Value nor the Liquidation Value will have been determined.



    COLLATERAL ARRANGEMENTS; ACCELERATION. Pursuant to a Security and Pledge Agreement among the Contracting Stockholder, the Trust and The Chase Manhattan Bank, as collateral agent (the "Collateral Agent"), the Contracting Stockholder's obligations under the Contract will be secured by a security interest in the maximum number or amount of each type of Reference Security and other property constituting part of the Reference Property (initially shares of ContiFinancial Common Stock) deliverable by the Contracting Stockholder under the Contract. The Collateral Agent will promptly pay over to the Contracting Stockholder any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral pledged by the Contracting Stockholder, unless the Contracting Stockholder is in "Default" or unless such dividends, interest, principal or other payments constitute part of the Reference Property. The Contracting Stockholder shall have the right to vote any pledged units of any Reference Security for so long as such units are owned by it and pledged under the Security and Pledge Agreement, unless the Contracting Stockholder is in "Default."


    A "Collateral Event of Default" under the Security and Pledge Agreement shall mean, at any time, failure of the collateral pledged by the Contracting Stockholder to consist of at least the maximum number or amount of each type of Reference Security and other property constituting part of the Reference Property deliverable by the Contracting Stockholder under the Contract.

    The occurrence of a Collateral Event of Default under the Security and Pledge Agreement or the bankruptcy or insolvency of the Contracting Stockholder (each such event, a "Default") will cause an automatic acceleration of the Contracting Stockholder's obligations under the Contract. In any such event, the Contracting Stockholder will become obligated to deliver a number or amount of each type of Reference Security and other property constituting part of the Reference Property, allocated as proportionately as practicable, having an aggregate value equal to the "Aggregate Acceleration Value" of the Contract. The Aggregate Acceleration Value will be based on an "Acceleration Value" determined by the Administrator on the basis of quotations from independent dealers. Each quotation will be for an amount that would be paid to the relevant dealer in consideration of an agreement between the Trust and such dealer that would have the effect of preserving the Trust's rights to receive the number or amount of each type of Reference Security and other property constituting part of the Reference Property under a portion of the Contract that corresponds to 1,000 of the STRYPES offered hereby. The Administrator will request quotations from four nationally recognized independent dealers on or as soon as reasonably practicable following the date of acceleration. If four quotations are provided, the Acceleration Value will be the arithmetic mean of the two quotations remaining after disregarding the highest and the lowest quotations. If two or three quotations are provided, the Acceleration Value will be the arithmetic mean of such quotations. If one quotation is provided, the Acceleration Value will be such quotation. The Aggregate Acceleration Value will be computed by dividing the Acceleration Value by 1,000 and multiplying the quotient by the aggregate number of STRYPES then outstanding, except that, if no quotations are provided, the Aggregate Acceleration Value will be the value of the aggregate number or amount of each type of Reference Security and other property constituting part of the Reference Property that would be required to be delivered on such date under the Contract if the Exchange Date were redefined for all purposes to be the acceleration date. Upon the occurrence of a Default, the number or amount of each type of Reference Security and other property constituting part of the Reference Property deliverable for each STRYPES will be based solely on the Aggregate Acceleration Value described above for the Contract.


    For purposes of the Security and Pledge Agreement, unless otherwise specifically provided, the value of a number or amount of any type of Reference Property shall be (a) for any Reference Property consisting of cash, the amount of such cash at the time of valuation, (b) for any Reference Property consisting of property other than cash or Reference Securities, the fair market value (as determined by a nationally recognized independent banking firm retained for this purpose by the Collateral Agent) as of the time of valuation of such property, and (c) for any Reference Property consisting of a Reference Security, an amount equal to the market price of a unit of such Reference Security at the time of valuation multiplied by the number of units of such Reference Security then being valued.

    The Collateral Agent is a "financial institution" for purposes of Sections 555 and 101(22) of Title 11 of the United States Code (the "Bankruptcy Code"). The Trust believes that the Collateral Agent will be the agent and custodian for the Trust such that the Trust will be a "financial institution" as defined in
Section 101(22) of the Bankruptcy Code. Upon any acceleration, the Collateral Agent will be required to deliver to the Trust, for distribution PRO RATA to the Holders, the Aggregate Acceleration Value in the form of Reference Property then pledged. See "--Trust Dissolution."

    FRACTIONAL INTERESTS. No fractional units of any Reference Security will be delivered to the Trust if the Contracting Stockholder satisfies its obligations under the Contract by delivering Reference Property. In lieu of any fractional unit otherwise deliverable to the Trust in respect of the Contracting Stockholder's obligations under the Contract, the Trust shall be entitled to receive an amount in cash equal to the value of such fractional unit based on the average Closing Price per unit of such Reference Security on the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the Exchange Date.

    To the extent practicable, the Contracting Stockholder will deliver to the Trust fractional interests of any Reference Property other than cash or a Reference Security if the Contracting Stockholder satisfies its obligations under the Contract by delivering Reference Property. If such delivery is not practicable, in lieu of delivering any such fractional interest otherwise deliverable in respect of the Contracting Stockholder's obligations under the Contract, the Trust shall be entitled to receive an amount in cash equal to the value of such fractional interest based on the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) as of 10:00 A.M. (New York City time) on the third Business Day preceding the Exchange Date of such Reference Property other than cash or a Reference Security.

    DESCRIPTION OF CONTRACTING STOCKHOLDER. The Contracting Stockholder is Continental Grain Company. Specific information regarding the holdings of ContiFinancial Common Stock by the Contracting Stockholder is included in the accompanying prospectus of the Company with respect to the shares of ContiFinancial Common Stock which may be received by a Holder of STRYPES on the Exchange Date or upon earlier dissolution of the Trust.

    PURCHASE PRICE.  The purchase price under the Contract is equal to
$         in the aggregate and is payable to the Contracting Stockholder by the
Trust on or about            , 1997. No other consideration is payable by the
Trust to the Contracting Stockholder in connection with its acquisition of the Contract or the performance of the Contract by the Contracting Stockholder.

    The Contract will be valued by the Trust at fair value as determined in good faith at the direction of the Trustees (if necessary, through consultation with accountants, bankers and other specialists). See "Net Asset Value."

THE U.S. TREASURY SECURITIES


    The Trust will purchase and hold a series of zero-coupon U.S. Treasury Securities with face amounts and maturities corresponding to the amounts and payment dates of the distributions payable with respect to the STRYPES. Up to
   % of the Trust's total assets may be invested in these U.S. Treasury Securities. In the event that the Contract is accelerated as described under "--Reorganization Event Causing a Dissolution of the Trust," "--Acceleration Upon Tax Event" or "--Collateral Arrangements; Acceleration," then any such U.S. Treasury Securities then held in the Trust shall be liquidated by the Administrator and distributed PRO RATA to the Holders, together with amounts distributed upon acceleration.


TEMPORARY INVESTMENTS


    To the extent necessary to enable the Paying Agent to make the next succeeding quarterly distribution, any moneys deposited with or received by the Trust will be invested by the Paying Agent in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next following distribution date.


TRUST DISSOLUTION

    The Trust will dissolve on or shortly after the Exchange Date, except if dissolved earlier under certain limited circumstances. Although the Trust has adopted a fundamental policy that it will not dispose of the Contract prior to the Exchange Date, under certain circumstances the Contract may terminate prior to the Exchange Date. In the event that the Company or any Company Successor is the subject of a Reorganization Event, the Contracting Stockholder exercises its option to accelerate the Contract upon the occurrence of a Tax Event or a Default shall have occurred with respect to the Contracting Stockholder, the Trust's assets (other than assets received pursuant to the Contract) would be liquidated, the net assets of the Trust would be distributed PRO RATA to the Holders and the term of the Trust would expire. See "--The Contract--Reorganization Events Causing a Dissolution of the Trust," "--Acceleration Upon Tax Event" and "--Collateral Arrangements; Acceleration."


    Written notice of any dissolution shall be sent to Holders specifying the record date for the distribution to Holders, the amount distributable (including, if applicable, the number or amount of each type of Reference Security and other property constituting part of the Reference Property) with respect to each STRYPES and the time of dissolution as determined by the Trustees. Any such notice will be provided by mail, sent to each Holder at such Holder's address as it appears on the register for the

STRYPES, first class, postage prepaid not less than    days prior to the date on
which such distribution is to be made. At or prior to the mailing of such notice, the Administrator shall publish a public announcement in THE WALL STREET JOURNAL or another daily newspaper of national circulation.


FRACTIONAL INTERESTS

    No fractional units of any Reference Security, or fractional interests of any Reference Property other than cash or a Reference Security, will be distributed by the Trust to Holders of STRYPES on the Exchange Date or upon earlier dissolution of the Trust. All fractional units or interests to which Holders of STRYPES would otherwise be entitled on the Exchange Date or upon earlier dissolution of the Trust will be aggregated and liquidated by the Administrator and, in lieu of the fractional unit or interest to which a Holder would otherwise have been entitled in respect of the total number of STRYPES held by such Holder, such Holder will receive its PRO RATA portion of the proceeds from such liquidation (net of any brokerage or related expenses).

                            INVESTMENT RESTRICTIONS

    The Trust has adopted a fundamental policy that the Trust may not purchase any securities or instruments other than the U.S. Treasury Securities, the Contract and any Reference Security received pursuant to the Contract and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the STRYPES; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The Trust has adopted a fundamental policy to invest at least 65% of its portfolio in the Contract. The Trust has also adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date due to the occurrence of a Reorganization Event with respect to the Company or any Company Successor, in the event that the Contracting Stockholder exercises its option to accelerate the Contract upon the occurrence of a Tax Event or in the event of a Default by the Contracting Stockholder, the U.S. Treasury Securities may not be disposed of prior to their respective maturities.

    Because of the foregoing limitations, the Trust's investments will be concentrated initially in the consumer and commercial finance industry, which is the industry in which the Company currently operates. However, to the extent that in the future the Company diversifies its operations into one or more other industries, or the Reference Property includes a Reference Security of an issuer which operates in another industry, the Trust's investments will be less concentrated in the consumer and commercial finance industry.

                                  RISK FACTORS

NO ACTIVE PORTFOLIO MANAGEMENT


    It is a fundamental policy of the Trust that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date due to the occurrence of a Company Reorganization Event, in the event that the Contracting Stockholder exercises its option to accelerate the Contract upon the occurrence of a Tax Event or in the event of a Default by the Contracting Stockholder, the U.S. Treasury Securities may not be disposed of prior to their respective maturities. As a result, the Trust will continue to hold the Contract despite any significant decline in the value of the Reference Property, including the ContiFinancial Common Stock, or adverse changes in the financial condition of the issuer of any Reference Security, including the Company. The Trust will not be managed like a typical closed-end investment company.


ABSENCE OF TRADING HISTORY; MARKETABILITY; POSSIBILITY OF THE STRYPES TRADING AT
  A DISCOUNT FROM NET ASSET VALUE

    The STRYPES have no trading history and it is not possible to predict how they will trade in the secondary market. The trading price of the STRYPES may vary considerably prior to the Exchange Date due to, among other things, fluctuations in trading prices of the ContiFinancial Common Stock (which may occur due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the ContiFinancial Common Stock is traded and the market segment of which the Company is a part) and fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control.

    The Underwriters currently intend, but are not obligated, to make a market in the STRYPES. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Holders of the STRYPES with liquidity of investment or that it will continue for the life of the STRYPES. The STRYPES have been approved for listing on the AMEX, subject to official notice of issuance. There can be no assurance that the STRYPES will not later be delisted or that trading in the STRYPES on the AMEX will not be suspended. In the event of a delisting or suspension of trading, the Trust will apply for listing of the STRYPES on another national securities exchange or for quotation on another trading market. If the STRYPES are not listed or traded on any securities exchange or trading market, or if trading of the STRYPES is suspended, pricing information for the STRYPES may be more difficult to obtain, and the price and liquidity of the STRYPES may be adversely affected.

    The Trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether the STRYPES will trade at, below or above their net asset value. The risk of purchasing investments that might trade at a discount is more pronounced for investors who wish to sell their investments in a relatively short period of time after completion of the Trust's initial public offering because for those investors realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The STRYPES are not subject to redemption.

REFERENCE PROPERTY ADJUSTMENTS


    The Reference Property (or, in the event that the Contracting Stockholder elects to exercise the Cash Settlement Option or Tax Event Cash Settlement Option, the amount of cash) that the Trust is entitled to receive pursuant to the Contract is subject to adjustment for certain events arising from, among others, a merger or consolidation in which the Company is not the surviving or resulting corporation and the liquidation, dissolution, winding up or bankruptcy of the Company, as well as stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See "Investment Objective and Policies--The Contract--Reference Property Adjustments." Such Reference Property (or the amount of cash) to be received by the Trust pursuant to the Contract immediately prior to the Exchange Date will not be adjusted for other events, such as offerings of ContiFinancial Common Stock for cash or in connection with acquisitions.

    The Contracting Stockholder currently owns approximately 81% of the outstanding ContiFinancial Common Stock. Concurrently with the offering of the STRYPES, the Company is separately offering 2,800,000 shares of ContiFinancial Common Stock (3,220,000 shares if the underwriters' over-allotment options are exercised in full) (the "ContiFinancial Offering"). Upon completion of the ContiFinancial Offering, the Contracting Stockholder will own approximately 76% of the outstanding ContiFinancial Common Stock (approximately 75% if the underwriters' over-allotment options are exercised in full). ContiFinancial is not restricted from issuing additional shares of ContiFinancial Common Stock during the term of the Trust and, because the Contracting Stockholder will continue to exercise a controlling influence over the business and affairs of the Company upon completion of the ContiFinancial Offering, any such decision to issue additional shares of ContiFinancial Common Stock will be influenced by the Contracting Stockholder. In addition, the Contracting Stockholder is not precluded from selling shares of ContiFinancial Common Stock, either pursuant to Rule 144 under the Securities Act or by causing the Company to register such shares. Neither the Company nor the Contracting Stockholder has any obligation to consider the interests of the Holders of the STRYPES for any reason. Additional issuances or sales may materially and adversely affect the price of the ContiFinancial Common Stock and, because of the relationship of the percentage of the Reference Property (or the amount of cash) to be received on the Exchange Date to the price of the ContiFinancial Common Stock, such other events may materially and adversely affect the trading price of the STRYPES. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that major shareholders (including the Contracting Stockholder) will not sell any, ContiFinancial Common Stock in the future, or as to the amount of any such offerings or sales.

LIMITED TERM


    The term of the Trust will expire on or shortly after the Exchange Date, unless the Trust is dissolved earlier under certain limited circumstances. On or shortly after the Exchange Date, the Trust will distribute the Reference Property or cash received by the Trust pursuant to the Contract and other net assets held by the Trust PRO RATA to the Holders and dissolve shortly thereafter. In the event that a Company Reorganization Event shall have occurred, the Contracting Stockholder exercises its option to accelerate the Contract upon the occurrence of a Tax Event or a Default shall have occurred with respect to the Contracting Stockholder, the Trust's assets (other than assets received pursuant to the Contract) would be liquidated, the net assets of the Trust would be distributed PRO RATA to the Holders and the term of the Trust would expire.


NON-DIVERSIFIED PORTFOLIO

    The Trust's assets will consist almost entirely of the Contract and the U.S. Treasury Securities. As a result, investments in the Trust may be subject to greater risk than would be the case for a company with a more diversified portfolio of investments.

COMPARISON TO OTHER EQUITY SECURITIES; RELATIONSHIP TO CONTIFINANCIAL COMMON
  STOCK


    The terms of the STRYPES are similar to those of ordinary equity securities in that the value of the Reference Property (or, in the event that the Contracting Stockholder elects to exercise the Cash Settlement Option or the Tax Event Cash Settlement Option, the amount of cash) that a Holder of a STRYPES will receive on the Exchange Date is not fixed, but is based on the Reference Property Value

(see "Investment Objective and Policies--General" and "--The Contract"). THERE CAN BE NO ASSURANCE THAT SUCH AMOUNT RECEIVABLE BY THE HOLDER ON THE EXCHANGE DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE PAID FOR THE STRYPES. IF THE REFERENCE PROPERTY VALUE IS LESS THAN THE INITIAL PRICE, SUCH AMOUNT RECEIVABLE ON THE EXCHANGE DATE WILL BE LESS THAN THE ISSUE PRICE PAID FOR THE STRYPES, IN WHICH CASE AN INVESTMENT IN STRYPES WILL RESULT IN A LOSS. ACCORDINGLY, A HOLDER OF STRYPES ASSUMES THE RISK THAT THE MARKET VALUE OF THE CONTIFINANCIAL COMMON STOCK MAY DECLINE AND THAT SUCH DECLINE COULD BE SUBSTANTIAL. REFERENCE IS MADE TO THE ACCOMPANYING PROSPECTUS OF THE COMPANY, INCLUDING THE INFORMATION UNDER THE CAPTION "RISK FACTORS" THEREIN.

    The trading prices of the STRYPES in the secondary market will be affected by the trading prices of the ContiFinancial Common Stock in the secondary market. It is impossible to predict whether the price of ContiFinancial Common Stock will rise or fall. Trading prices of ContiFinancial Common Stock will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions that can affect the capital markets generally, including the level of, and fluctuations in, the trading prices of stocks generally and sales of substantial amounts of ContiFinancial Common Stock in the market subsequent to the offering of the STRYPES or the perception that such sales could occur.

LIMITATIONS ON OPPORTUNITY FOR EQUITY APPRECIATION; POTENTIAL LOSSES

    The opportunity for equity appreciation afforded by an investment in the STRYPES is less than the opportunity for equity appreciation afforded by a direct investment in the ContiFinancial Common Stock because the amount receivable by a Holder of a STRYPES on the Exchange Date will only exceed the issue price of such STRYPES if the Reference Property Value exceeds the
Threshold Appreciation Price (which represents an appreciation of    % over the
Initial Price). Moreover, each STRYPES will entitle the Holder to receive on the
Exchange Date only    % (the percentage equal to the Initial Price divided by
the Threshold Appreciation Price) of any appreciation of the value of the Reference Property above the Threshold Appreciation Price. See "Investment Objective and Policies--The Contract." Because the price of the Reference Property is subject to market fluctuations, the value of the Reference Property (or, in the event that the Contracting Stockholder elects the Cash Settlement Option, the amount of cash) received by the Trust on the Business Day immediately preceding the Exchange Date, determined as described herein, may be more or less than the issue price paid for the STRYPES.

NO STOCKHOLDER RIGHTS

    Holders of the STRYPES will not be entitled to any rights with respect to the Reference Property (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect of any Reference Security) unless and until such time, if any, as the Trust shall have delivered the Reference Property in exchange for STRYPES on the Exchange Date or upon earlier dissolution of the Trust, and unless the applicable record date, if any, for the exercise of such rights occurs after such delivery. For example, in the event that an amendment is proposed to the Restated Certificate of Incorporation or By-Laws of the Company and the record date for determining the stockholders of record entitled to vote on such amendment occurs prior to such delivery, Holders of the STRYPES will not be entitled to vote on such amendment.

    The Contracting Stockholder is not responsible for the determination or calculation of the amount receivable by Holders of the STRYPES on the Exchange Date or upon earlier dissolution of the Trust. The Contract between the Trust and the Contracting Stockholder is a commercial transaction and does not create any rights in, or for the benefit of, any third party, including any Holder of STRYPES.

RISK RELATING TO BANKRUPTCY OF CONTRACTING STOCKHOLDER

    The Trust believes that the Contract will constitute a "securities contract" for purposes of the Bankruptcy Code, performance of which would not under
Section 555 of the Bankruptcy Code be subject to the automatic stay provisions of the Bankruptcy Code in the event of bankruptcy of the Contracting Stockholder. It is, however, possible that the Contract will be determined not to qualify as a "securities contract" or other protected transaction under Sections 556 and 560 of the Bankruptcy Code for this purpose (or that there will be a delay while the bankruptcy court considers such issue), in which case the bankruptcy of the Contracting Stockholder may cause a delay in settlement of the Contract with the Contracting Stockholder, or otherwise subject the Contract to the bankruptcy proceedings, which could adversely affect the time of exchange or, as a result, the amount received by the Holders in respect of the STRYPES.

ACCELERATION UPON TAX EVENT

    The Contract provides that, from and after a Tax Event Date, the Contracting Stockholder's obligations thereunder may be accelerated, at the option of the Contracting Stockholder, in whole but not in part, at the Tax Event Acceleration Price. In such event, the U.S. Treasury Securities will be sold by the Trust, and the proceeds therefrom will be distributed along with the Tax Event Acceleration Price received under the Contract after providing for any expenses of the Trust. On February 6, 1997, the Clinton Administration proposed a series of tax law changes as part of its Fiscal 1998 Budget proposal. These proposed tax law changes would, among other things, require taxpayers (including corporations) to recognize gain (but not loss) upon entering into a "constructive sale" of any appreciated position in stock. For these purposes, a taxpayer would be treated as making a "constructive sale" of an appreciated position in stock when the taxpayer (or, in limited circumstances, a person related to the taxpayer) substantially eliminates risk of loss and opportunity for gain by entering into one or more positions with respect to the same or substantially identical property. The proposal would apply to constructive sales entered into after January 12, 1996, and before the date of enactment of the proposal if the transaction resulting in the "constructive sale" remains open 30 days after the date of enactment of the proposal. Under the proposal, the "constructive sale" would be deemed to occur with respect to such pre-enactment transactions on the date that is 30 days after the date of enactment. In addition, on February 26, 1997, Rep. Barbara Kennelly introduced a bill proposing certain tax law changes that are similar to the Clinton Administation's proposal. However, under Rep. Kennelly's proposal, a taxpayer would be treated as making a "constructive sale" of an appreciated position in stock when the taxpayer (or, in limited circumstances, a person related to the taxpayer) enters into a forward contract (including a fully or partially prepaid forward contract) to deliver the same or substanially identical property. The effective dates contained in Rep. Kennelly's proposal are substantially the same as the effective dates contained in the Clinton Administration's proposal. Thus, if either of these proposals are ultimately adopted in their current form on a date that is 32 or more days prior to the Exchange Date, such enactment could result in a Tax Event. Furthermore, if there are future legislative developments such that as a result thereof one of these proposals or a provision with similar effect is adopted and effective for transactions or positions entered into on or prior to the Exchange Date, such legislative developments could result in a Tax Event. It cannot be predicted whether or not these proposed tax law changes (or a provision with similar effect) will ultimately become law. Moreover, it cannot be predicted whether or not any other future change in the tax law will occur which could give rise to a Tax Event, nor can it be predicted whether the Contracting Stockholder will elect to cause a Tax Event by delivering the Tax Event Opinion to the Trust in the event that a change in the tax law occurs which could give rise to a Tax Event.

TAX MATTERS


    Holders will experience a taxable event upon the exchange of STRYPES to the extent that the Contracting Stockholder elects to exercise the Cash Settlement Option or the Tax Event Cash Settlement Option. Because of an absence of authority as to the proper character of any gain or loss resulting from such a taxable event, the ultimate tax consequences to Holders as a result of an election to exercise the Cash Settlement Option or the Tax Event Cash Settlement Option is uncertain. Accordingly, prospective investors in the STRYPES should consult their own tax advisers in this regard. Investors should also consult their own tax advisers concerning the proper treatment of their PRO RATA share of the Trust's fees and expenses, and the application of the United States Federal income tax laws to their particular situations as well as any consequences of the purchase, ownership and disposition of the STRYPES arising under the laws of any other taxing jurisdiction. The tax consequences of investing in the STRYPES are described in greater detail under "Certain United States Federal Income Tax Considerations."

                           DESCRIPTION OF THE STRYPES

    Each STRYPES represents a proportionate share of beneficial interest in the Trust, and a total of 2,800,000 STRYPES will be issued in the Offering, assuming no exercise of the Underwriters' over-allotment option. Upon liquidation of the Trust, Holders are entitled to share PRO RATA in the net assets of the Trust available for distribution. STRYPES have no preemptive, redemption or conversion rights. The STRYPES, when issued and outstanding, will be fully paid and nonassessable.

    Holders are entitled to one vote for each STRYPES held on all matters to be voted on by Holders and are not able to cumulate their votes in the election of Trustees. The Trust intends to hold annual meetings as required by the rules of the AMEX. The Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding STRYPES, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the record Holders of 10% of the STRYPES or to vote on other matters upon the written request of the record Holders of 51% of the STRYPES (unless substantially the same matter was voted on during the preceding 12 months).

BOOK-ENTRY SYSTEM

    The STRYPES will be issued in the form of one or more global securities (the "Global Securities") deposited with the Depositary and registered in the name of a nominee of the Depositary.

    The Depositary has advised the Trust and the Underwriters as follows: The Depositary is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

    Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective STRYPES represented by such Global Security to the accounts of participants. The accounts to be credited shall be designated by the Underwriters. Ownership of beneficial interests in such Global Securities will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Securities will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Securities. Ownership of beneficial interests in such Global Securities by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

    So long as the Depositary for a Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the STRYPES. Except as set forth below, owners of beneficial interests in such Global Securities will not be entitled to have the STRYPES registered in their names and will not receive or be entitled to receive physical delivery of the STRYPES in definitive form and will not be considered the owners or Holders thereof.

    Payment of Reference Property or amounts payable or other consideration deliverable on exchange of, and any quarterly distributions on, STRYPES registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the Trust, any Trustee, the Administrator, the Paying Agent or the Custodian for the STRYPES will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

    The Trust expects that the Depositary, upon receipt of any payment in respect of a Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of the Depositary. The Trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

    A Global Security may not be transferred except as a whole by the Depositary to a nominee or a successor of the Depositary. If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Trust within ninety days, the Trust will issue STRYPES in definitive registered form in exchange for the Global Security representing such STRYPES. In addition, the Trust may at any time and in its sole discretion determine not to have any STRYPES represented by one or more Global Securities and, in such extent, will issue STRYPES in definitive form in exchange for all of the Global Securities representing the STRYPES. Further, if the Trust so specifies with respect to the STRYPES, an owner of a beneficial interest in a Global Security representing STRYPES may, on terms acceptable to the Trust and the Depositary for such Global Security, receive STRYPES in definitive form. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of STRYPES represented by such Global Security equal in number to that represented by such beneficial interest and to have such STRYPES registered in its name.

                                    TRUSTEES

    The Trustees of the Trust consist of three individuals, none of whom is an "interested person" of the Trust as defined in the Investment Company Act. The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the trustees of management investment companies by the Investment Company Act.

    The Trustees of the Trust are:

                                                                          PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS                                TITLE               DURING PAST FIVE YEARS
------------------------------------------  -----------------------  ------------------------------
Donald J. Puglisi, 50                       Managing Trustee         Professor of Finance
  Department of Finance                                              University of Delaware
  University of Delaware
  Newark, DE 19716

William R. Latham III, 51                   Trustee                  Professor of Economics
  Department of Economics                                            University of Delaware
  University of Delaware
  Newark, DE 19716

James B. O'Neill, 57                        Trustee                  Professor of Economics
  Center for Economic                                                University of Delaware
  Education & Entrepreneurship
  University of Delaware
  Newark, DE 19716

COMPENSATION OF TRUSTEES

    Each unaffiliated Trustee will be paid by the Contracting Stockholder, in respect of its annual fees and anticipated out-of-pocket expenses, a one-time, up-front fee of $10,800. The Trust's Managing Trustee will also receive an additional up-front fee of $3,600 for serving in that capacity. The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the Trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

                            MANAGEMENT ARRANGEMENTS

PORTFOLIO MANAGEMENT AND ADMINISTRATION


    The Trust will be internally managed and will not have an investment adviser. The Trust's portfolio will not be actively managed. The Trustees of the Trust will authorize the purchase of the Contract and the U.S. Treasury Securities as directed by the Declaration of Trust. It is a fundamental policy of the Trust that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date due to the occurrence of a Company Reorganization Event, a Tax Event or a Default by the Contracting Stockholder, the U.S. Treasury Securities may not be disposed of prior to their respective maturities.


    The Contracting Stockholder will pay all expenses incurred in the operation of the Trust, including, among other things, accounting services, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the Custodian (as defined below) and the Paying Agent (as defined below), expenses of registering the STRYPES under Federal and state securities laws, Commission fees, fees and expenses of Trustees, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Trust. See "--Estimated Expenses."

ADMINISTRATOR


    The day-to-day affairs of the Trust will be managed by The Chase Manhattan Bank, as trust administrator pursuant to an Administration Agreement. Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to: (i) pay, or cause to be paid, all expenses incurred by the Trust; (ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust); (iii) instruct the Paying Agent to pay distributions on STRYPES as described herein; (iv) cause the legal and other professional advisors engaged by it to prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents for the Trust and keep all books and records for the Trust; (v) at the direction of the Trustees, and upon being furnished with reasonable security and indemnity as the Administrator may require, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and (vi) make, or cause to be made, all necessary arrangements with respect to meetings of Trustees and any meetings of Holders of STRYPES. The Administrator will not, however, select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets (except in connection with an acceleration of the Contract as described under "Investment Objective and Policies--The Contract--Reorganization Events Causing a Dissolution of the Trust," "--Acceleration Upon Tax Event," and "--Collateral Arrangements; Acceleration," or the settlement of the Contract on the Business Day immediately preceding the Exchange Date).


    The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.


    Except for the roles of The Chase Manhattan Bank as Administrator and Custodian of the Trust and as Collateral Agent under the Security and Pledge Agreement and for the roles of ChaseMellon Shareholder Services, L.L.C. as Paying Agent, registrar and transfer agent of the Trust, neither The Chase Manhattan Bank nor ChaseMellon Shareholder Services, L.L.C. has any other affiliation with, or is engaged in any other transaction with, the Trust.



    The address of the Administrator and the Paying Agent is 450 West 33rd Street, 15th Floor, New York, New York 10001-2697.


CUSTODIAN

    The Trust's custodian (the "Custodian") is The Chase Manhattan Bank pursuant to a custodian agreement (the "Custodian Agreement"). In the event of any termination of the Custodian Agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement. Pursuant to the Custodian Agreement, all net cash received by the Trust will be invested by the Custodian in short-term U.S. Government securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as Collateral Agent under the Security and Pledge Agreement and will hold a perfected security interest in the Reference Property or other assets consistent with the terms of the Contract pledged thereunder.

PAYING AGENT


    The transfer agent, registrar and paying agent (the "Paying Agent") for the STRYPES is ChaseMellon Shareholder Services, L.L.C. pursuant to a paying agent agreement (the "Paying Agent Agreement"). In the event of any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

INDEMNIFICATION


    The Trust will indemnify each Trustee, the Administrator, the Paying Agent and the Custodian with respect to any claim, liability or loss or expense which it may incur in acting as Trustee, Administrator, Paying Agent or Custodian, as the case may be, and any reasonable expense incurred in connection with any such claim, liability or loss (including the reasonable costs and expenses of the defense against any claim or liability) except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. Subject to the satisfaction of certain conditions, Merrill Lynch & Co., Inc. has agreed to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Paying Agent or the Custodian and Merrill Lynch & Co., Inc. will in turn be reimbursed by the Contracting Stockholder for all such reimbursements paid by it.


ESTIMATED EXPENSES

    At the closing of the Offering, the Contracting Stockholder will pay to each of the Administrator, the Custodian and the Paying Agent a one-time, up-front amount in respect of its fee and, in the case of the Administrator, certain anticipated ongoing expenses of the Trust over the term of the Trust. The anticipated Trust expenses to be borne by the Contracting Stockholder include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, STRYPES certificates and Holder reports and stock
exchange fees. Organization costs of the Trust in the amount of $      and
estimated costs of the Trust in connection with the initial registration and
public offering of the STRYPES in the amount of approximately $      will be
paid by the Contracting Stockholder.

    The amount payable to the Administrator in respect of the anticipated ongoing expenses of the Trust was determined based on expense estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. Merrill Lynch & Co., Inc. will pay any unanticipated operating expenses of the Trust. Merrill Lynch & Co., Inc. will be reimbursed by the Contracting Stockholder for all fees and expenses of the Trust paid by it.

                          DIVIDENDS AND DISTRIBUTIONS


    The Trust intends to distribute to Holders on a quarterly basis the proceeds of the U.S. Treasury Securities held by the Trust. The first distribution, in
respect of the period from April   , 1997 until May 14, 1997, will be made on
May 15, 1997 to Holders of record as of May 1, 1997, and will equal $ per STRYPES. Thereafter, distributions will be made on August 15, November 15, February 15 and May 15 of each year to Holders of record as of each August 1, November 1, February 1 and May 1, respectively. Upon dissolution of the Trust as described in "Investment Objective and Policies-- Trust Dissolution," each Holder will share PRO RATA in any remaining net assets of the Trust.


                                NET ASSET VALUE

    The net asset value of the STRYPES will be calculated by the Trust no less frequently than quarterly by dividing the value of the net assets of the Trust (the value of its assets less its liabilities) by the total number of STRYPES outstanding. The Trust's net asset value will be published semi-annually as part of the Trust's semi-annual report to Holders and at such other times as the Trustees may determine. The U.S. Treasury Securities held by the Trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trust under the direction of the Trustees. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable. The Contract will be valued at the mean of the bid prices received by the Trust from at least three independent broker-dealer firms unaffiliated with the Trust who are in the business of making bids on financial instruments similar to the Contract and with terms comparable thereto.

            CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

    Set forth in full below is the opinion of Brown & Wood LLP, counsel to the Trust, as to certain United States Federal income tax consequences of the purchase, ownership and disposition of the STRYPES. Such opinion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change (including retroactive changes) or possible differing interpretations. The discussion below deals only with STRYPES held as capital assets and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, regulated investment companies, dealers in securities or currencies, tax-exempt entities, or persons holding STRYPES as a hedge against currency risks or as a position in a "straddle" for tax purposes. It also does not deal with Holders of STRYPES other than original purchasers thereof (except where otherwise specifically noted herein). Moreover, the discussion below does not address the tax consequences of ownership of the Reference Property. The following discussion also does not address the tax consequences of investing in the STRYPES arising under the laws of any state, local or foreign jurisdiction. Persons considering the purchase of the STRYPES should consult their own tax advisors concerning the application of the United States Federal income tax laws to their particular situations as well as any consequences of the purchase, ownership and disposition of the STRYPES arising under the laws of any other taxing jurisdiction.


    As used herein, the term "U.S. Holder" means a beneficial owner of STRYPES that is for United States Federal income tax purposes (i) a citizen or resident of the United States, (ii) a corporation, a partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) an estate that is described in Section 7701(a)(30)(D) of the Internal Revenue Code of 1986, as amended (the "Code") or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code. As used herein, the term "non-U.S. Holder" means a beneficial owner of STRYPES that is not a U.S. Holder. Unless otherwise specifically provided, the following opinion of Brown & Wood LLP assumes that on the Exchange Date and the Tax Event Acceleration Date the Reference Property consists only of shares of ContiFinancial Common Stock.


CLASSIFICATION OF THE TRUST

    The Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code. As such, Holders of the STRYPES will be treated for United States Federal income tax purposes as owners of a PRO RATA undivided interest in the Trust's assets which will consist of the U.S. Treasury Securities and the Contract. Accordingly, each Holder will be required to report on its United States Federal income tax return its PRO RATA share of the entire income on the Trust's assets in accordance with such Holder's regular method of tax accounting.

U.S. HOLDERS

    As previously discussed, each U.S. Holder will be considered the owner of its PRO RATA portion of the U.S. Treasury Securities and the Contract held by the Trust. The cost to a U.S. Holder of its STRYPES will be allocated among such U.S. Holder's PRO RATA portion of the U.S. Treasury Securities and the Contract (in proportion to the relative fair market values thereof on the date on which the U.S. Holder acquires its STRYPES) in order to determine the U.S. Holder's initial tax basis in the U.S. Holder's PRO RATA portion of the U.S. Treasury
Securities and the Contract. It is currently anticipated that approximately    %
and approximately    % of the net proceeds of the Offering will be used by the
Trust to purchase the U.S. Treasury Securities and as payments under the Contract, respectively.

    The U.S. Treasury Securities held by the Trust will be treated for United States Federal income tax purposes as having original issue discount which will accrue over the term of the U.S. Treasury Securities. In general, a U.S. Holder will be treated as having purchased each U.S. Treasury Security held by the Trust with original issue discount in an amount equal to the excess of the U.S. Holder's PRO RATA portion of the amount payable on such U.S. Treasury Security over the Holder's initial tax basis therefor as discussed above. A U.S. Holder (whether on the cash or accrual method of tax accounting) will be required to include such original issue discount in income for United States Federal income tax purposes as it accrues in accordance with a constant
yield method. Because it is expected that    % or more of the Holders of STRYPES
will be accrual basis taxpayers, original issue discount on any short-term U.S. Treasury Securities (I.E., any U.S. Treasury Security with a maturity of one year or less from the date it is purchased by the Trust) held by the Trust will also be currently includable in income by U.S. Holders as it accrues on a straight-line basis (unless a U.S. Holder elects to accrue such original issue discount on a constant yield basis). A U.S. Holder's tax basis in its PRO RATA portion of a U.S. Treasury Security will be increased by the amount of any original issue discount included in income by the U.S. Holder with respect to such U.S. Treasury Security (as described above).


    Each U.S. Holder will also be treated as having entered into a PRO RATA portion of the Contract. Under current law, a U.S. Holder should not be required to recognize any income, gain or loss with respect to the Contract until the earlier of the Exchange Date or the Tax Event Acceleration Date. On the Exchange Date or the Tax Event Acceleration Date, if the Contracting Stockholder delivers Reference Property pursuant to the Contract, a U.S. Holder will generally not realize any taxable gain or loss upon the receipt of such Reference Property. However, a U.S. Holder will generally be required to recognize taxable gain or loss with respect to any cash received in lieu of fractional units of any Reference Security, fractional interests of any Reference Property other than cash, and any Reference Property consisting of cash. The amount of such gain or loss recognized by a U.S. Holder will be equal to the difference, if any, between the amount of cash received by the U.S. Holder and the portion of the U.S. Holder's tax basis in the Contract that is allocable to the fractional units of any Reference Security, fractional interests of any Reference Property other than cash, and any Reference Property consisting of cash. Any such taxable gain or loss attributable to cash received in lieu of fractional units of any Reference Security and fractional interests of any Reference Property other than cash will be treated as short-term capital gain or loss and, because the matter is uncertain, any such taxable gain or loss attributable to any Reference Property consisting of cash could be treated as short-term capital gain or loss, as long-term capital gain or loss (depending upon the U.S. Holder's holding period for the STRYPES), or as ordinary income or loss. A U.S. Holder will have an initial tax basis in any Reference Property (as allocated among the Reference Property in accordance with the relative fair market values thereof, as determined on the Exchange Date) received thereby on the Exchange Date or the Tax Event Acceleration Date (other than cash received in lieu of fractional units, fractional interests and any Reference Property consisting of cash) in an amount equal to the U.S. Holder's tax basis in the Contract less the portion of such tax basis that is allocable to any fractional units of any Reference Security, fractional interests of any Reference Property and any Reference Property consisting of cash (as described above) and will realize taxable gain or loss with respect to any such Reference Property received thereby on the Exchange Date or the Tax Event Acceleration Date only upon the subsequent sale or disposition by the U.S. Holder of such Reference Property. In addition, a U.S. Holder's holding period for any Reference Property received by such U.S. Holder on the Exchange Date or the Tax Event Acceleration Date will begin on the day immediately following the Exchange Date or the Tax Event Acceleration Date and will not include the period during which the U.S. Holder held the related STRYPES.



    Alternatively, if the Contracting Stockholder satisfies the Contract in cash on the Exchange Date or the Tax Event Acceleration Date, a U.S. Holder will recognize taxable gain or loss on the Exchange Date or the Tax Event Acceleration Date with respect to the Contract in an amount equal to the difference, if any, between the total amount of cash received by such U.S. Holder on the Exchange Date or the Tax Event Acceleration Date and an amount equal to the U.S. Holder's tax basis in the Contract. It is uncertain whether such gain or loss would be treated as capital or ordinary. If such gain or loss is properly treated as capital, then such gain or loss will be treated as long-term capital gain or loss if the STRYPES has been held by the U.S. Holder for more than one year as of the Exchange Date or the Tax Event Acceleration Date. If such gain or loss is properly treated as ordinary gain or loss, it is possible that the deductibility of any loss recognized on the Exchange Date or the Tax Event Acceleration Date with respect to the Contract by a U.S. Holder who is an individual could be subject to the limitations applicable to miscellaneous itemized deductions provided for under Section 67(a) of the Code. In general, Section 67(a) of the Code provides that an individual may only deduct miscellaneous itemized deductions for a particular taxable year to the extent that the aggregate amount of the individuals's miscellaneous itemized deductions for such taxable year exceed two percent of the individual's adjusted gross income for such taxable year (the miscellaneous itemized deductions and other itemized deductions allowable to high-income individuals, however, are generally subject to further limitations under Section 68 of the
Code). Prospective investors in the STRYPES who are individuals should also be aware that miscellaneous itemized deductions are not allowable in computing the United States Federal alternative minimum tax imposed by Section 55 of the Code. Prospective investors in the STRYPES are urged to consult their own tax advisors concerning the character of any gain or loss realized on the Exchange Date or the Tax Event Acceleration Date with respect to the Contract in the event that either (i) the Reference Property consists of cash, Reference Securities (other than ContiFinancial Common Stock) or other property or (ii) the Contracting Stockholder elects to satisfy its obligations under the Contract in cash on the Exchange Date or the Tax Event Acceleration Date as well as the deductibility of any such loss.



    Upon the sale or other disposition of a STRYPES prior to the Exchange Date or the Tax Event Acceleration Date, a U.S. Holder generally will be required to allocate the total amount realized by such U.S. Holder upon such sale or other disposition between the U.S. Holder's PRO RATA portion of the U.S. Treasury Securities and the Contract based upon their relative fair market values (as determined on the date of disposition). A U.S. Holder will generally be required to recognize taxable gain or loss with respect to each such component (I.E., the U.S. Holder's PRO RATA portion of the U.S. Treasury Securities and the Contract) in an amount equal to the difference, if any, between the amount realized with respect to each such component upon the sale or disposition of the STRYPES (as determined in the manner described above) and the U.S. Holder's adjusted tax basis in each such component. Any such gain or loss will generally be treated as long-term capital gain or loss if the U.S. Holder has held the STRYPES for more than one year at the time of disposition.


    The proper treatment of the payment by the Contracting Stockholder or Merrill Lynch & Co., Inc. of various costs and expenses associated with the organization and operation of the Trust is uncertain. It is possible that there will be no United States Federal income tax consequences to U.S. Holders as a result of any such payments. However, it is possible that the Internal Revenue Service ("IRS") could assert that any such payments consititute income to U.S. Holders. If the IRS were to prevail in treating such payments as income, then an individual U.S. Holder who itemizes deductions could possibly amortize and deduct over the term of the Trust (subject to any applicable limitations such as Section 67(a) of the Code) its PRO RATA portion of the one-time, up-front fees paid to the Administrator, the Custodian and the Paying Agent, and could possibly deduct (subject to any applicable limitations such as those in Section 67(a) of the Code) its PRO RATA portion of the other expenses described under "Management Arrangements--Estimated Expenses" incurred by the Trust resulting from its ongoing operations (including the fees payable to the Trustees) as such expenses are incurred. Brown & Wood LLP, counsel to the Trust, believes that a U.S. Holder's PRO RATA portion of the expenses directly incurred by a U.S. Holder in connection with the organization of the Trust, underwriting discounts and commissions and other offering expenses should be includable in the cost to the U.S. Holder of the STRYPES. However, there can be no assurance that the Internal Revenue Service (the "IRS") will not take a contrary view. If the IRS were to prevail in treating such expenses as excludible from a U.S. Holder's cost of the STRYPES, such expenses would not be includable in the basis of the assets of the Trust and should instead, subject to the limitations provided for under Section 67(a) of the Code, be amortizable and deductible over the term of the Trust.

POSSIBLE ALTERNATIVE CHARACTERIZATIONS OF THE CONTRACT

    Brown & Wood LLP, counsel to the Trust, believes the Contract should be treated for United States Federal income tax purposes as a prepaid forward contract for the purchase of a variable number of shares of ContiFinancial Common Stock. The IRS could conceivably take the view that the Contract should be treated as a loan to the Contracting Stockholder in exchange for a contingent payment debt obligation of the Contracting Stockholder. If the IRS were to prevail in making such an assertion, a U.S. Holder might be required to include original issue discount in income over the term of the STRYPES based on the excess of the anticipated value of the ContiFinancial Common Stock to be received in respect of the Contract over the amount paid for the Contract. In addition, a U.S. Holder would be required to include interest (rather than capital gain) in income on the Exchange Date or the Tax Event Acceleration Date in an amount equal to the excess, if any, of the value of the ContiFinancial Common Stock received on the Exchange Date or the Tax Event Acceleration Date (or the proceeds from prior disposition of the Contract) over the aggregate of the basis of the Contract and any interest on the Contract previously included in income (or might be entitled to an ordinary deduction to the extent of interest previously included in income and not ultimately received). The IRS could also conceivably take the view that a U.S. Holder should simply include in income as interest the amount of cash actually received each year in respect of the STRYPES.


MISCELLANEOUS TAX MATTERS

    Special tax rules may apply to persons holding STRYPES as part of a "synthetic security" or other integrated investment, or as part of a straddle, hedging transaction or other combination of offsetting positions. For instance,
Section 1258 of the Code may possibly require certain U.S. Holders of the STRYPES who enter into hedging transactions or offsetting positions with respect to the STRYPES to treat all or a portion of any gain realized on the STRYPES as ordinary income in instances where such gain may have otherwise been treated as capital gain. U.S. Holders hedging their positions with respect to the STRYPES or otherwise holding their STRYPES in a manner described above should consult their own tax advisors regarding the applicability of Section 1258 of the Code, or any other provision of the Code, to their investment in the STRYPES.

PROPOSED TAX LAW CHANGES

    On February 6, 1997, the Clinton Administration proposed a series of tax law changes as part of its Fiscal 1998 Budget proposal. These proposed tax law changes would, among other things, require taxpayers (including corporations) to recognize gain (but not loss) upon entering into a "constructive sale" of any appreciated position in stock. For these purposes, a taxpayer would be treated as making a "constructive sale" of an appreciated position in stock when the taxpayer (or, in limited circumstances, a person related to the taxpayer) substantially eliminates risk of loss and opportunity for gain by entering into one or more positions with respect to the same or substantially identical property. The proposal would apply to constructive sales entered into after January 12, 1996, and before the date of enactment of the proposal if the transaction resulting in the "constructive sale" remains open 30 days after the date of enactment of the proposal. Under the proposal, the "constructive sale" would be deemed to occur with respect to such pre-enactment transactions on the date that is 30 days after the date of enactment. In addition, on February 26, 1997, Rep. Barbara Kennelly introduced a bill proposing certain tax law changes that are similar to the Clinton Administration's proposals. However, under Rep. Kennelly's proposal, a taxpayer would be treated as making a "constructive sale" of an appreciated position in stock when the taxpayer (or, in limited circumstances, a person related to the taxpayer) enters into a forward contract (including a fully or partially prepaid forward contract) to deliver the same or substantially identical property. The effective dates contained in Rep. Kennelly's proposal are substantially the same as the effective dates contained in the Clinton Administration's proposal. Thus, if either of these proposals are ultimately adopted in their current form on a date that is 32 or more days prior to the Exchange Date, such enactment could result in a Tax Event. Furthermore, if there are future legislative developments such that as a result thereof one of these proposals or a provision with similar effect is adopted and effective for transactions or positions entered into on or prior to the Exchange Date, such legislative developments could result in a Tax Event. It cannot be predicted whether or not these proposed tax law changes (or a provision with similar effect) will ultimately become law. Moreover, it cannot be predicted whether or not any other future change in the tax law will occur which could give rise to a Tax Event, nor can it be predicted whether the Contracting Stockholder will elect to cause a Tax Event by delivering the Tax Event Opinion to the Trust in the event that a change in the tax law occurs which could give rise to a Tax Event.

NON-U.S. HOLDERS

    Subject to the discussion below concerning income that is effectively connected with a trade or business conducted by a non-U.S. Holder in the United States, payments of interest (including original issue discount) made with respect to the U.S. Treasury Securities will not be subject to United States withholding tax, provided that such non-U.S. Holder complies with applicable certification requirements. In general, for a non-U.S. Holder to qualify for this exemption from taxation, the last United States payor in the chain of payment prior to payment to a non-U.S. Holder (the "Withholding Agent") must have received in the year in which a payment of interest or principal occurs, or in either of the two preceding calendar years, a statement that (i) is signed by the beneficial owner of the U.S. Treasury Securities under penalties of perjury,
(ii) certifies that such owner is not a U.S. Holder and (iii) provides the name and address of the beneficial owner. The statement may be made on an IRS Form W-8 or a substantially similar form, and the beneficial owner must inform the Withholding Agent of any change in the information on the statement within 30 days of such change. If STRYPES are held through a securities clearing organization or certain other financial institutions, the organization or institution may provide a signed statement to the Withholding Agent. However, in such case, the signed statement must be accompanied by a copy of the IRS Form W-8 or the substitute form provided by the beneficial owner to the organization or institution.

    Any capital gain realized in respect of STRYPES by a non-U.S. Holder will generally not be subject to United States Federal income tax if (i) such gain is not effectively connected with a United States trade or business of such non-U.S. Holder and (ii) in the case of an individual non-U.S. Holder, such individual is not present in the United States for 183 days or more in the taxable year of the sale or other disposition, or the gain is not attributable to a fixed place of business maintained by such individual in the United States and such individual does not have a "tax home" (as defined for United States Federal income tax purposes) in the United States.

    If any interest or gain realized by a non-U.S. Holder is effectively connected with the non-U.S. Holder's conduct of a trade or business in the United States, such interest or gain will be subject to regular United States Federal income tax in the same manner as if the non-U.S. Holder were a U.S. Holder. In addition, in such event, if such non-U.S. Holder is a foreign corporation, such interest or gain may be included in the earnings and profits of such non-U.S. Holder in determining such non-U.S. Holder's United States branch profits tax liability.

BACKUP WITHHOLDING AND INFORMATION REPORTING

    A beneficial owner of STRYPES may be subject to information reporting and to backup withholding at a rate of 31 percent of certain amounts paid to the beneficial owner unless such beneficial owner provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with applicable requirements of the backup withholding rules.

    Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner's United States Federal income tax provided the required information is furnished to the IRS.

    PROSPECTIVE INVESTORS IN THE STRYPES SHOULD BE AWARE THAT THERE IS NO AUTHORITY DIRECTLY ADDRESSING THE PROPER UNITED STATES FEDERAL INCOME TAX TREATMENT OF THE STRYPES OR SECURITIES WITH TERMS SUBSTANTIALLY THE SAME AS THE STRYPES, AND THAT NO RULING HAS BEEN REQUESTED FROM THE IRS WITH RESPECT

TO THE STRYPES. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE IRS WILL AGREE WITH THE FOREGOING DISCUSSION AND THAT THE IRS WILL NOT ASSERT A CONTRARY POSITION AS TO THE PROPER UNITED STATES FEDERAL INCOME TAX TREATMENT OF THE STRYPES WHICH MIGHT CAUSE THE CHARACTER AND TIMING OF INCOME, GAIN OR LOSS RECOGNIZED WITH RESPECT TO A STRYPES TO DIFFER SIGNIFICANTLY FROM SUCH CHARACTER AND TIMING DISCUSSED ABOVE. PROSPECTIVE INVESTORS IN THE STRYPES ARE THEREFORE URGED TO CONSULT WITH THEIR OWN TAX ADVISERS PRIOR TO MAKING AN INVESTMENT IN THE STRYPES.

                                  UNDERWRITING

    Subject to the terms and conditions set forth in a purchase agreement (the "Purchase Agreement"), the Trust has agreed to sell to each of the underwriters named below (the "Underwriters"), and each of the Underwriters, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc. are acting as representatives (the "Representatives"), has severally agreed to purchase, the aggregate number of STRYPES set forth opposite its name below:

                                                                                           NUMBER OF
                                      UNDERWRITER                                           STRYPES
----------------------------------------------------------------------------------------  ------------
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated..................................................................
Bear, Stearns & Co. Inc. ...............................................................

                                                                                          ------------
          Total.........................................................................     2,800,000
                                                                                          ------------
                                                                                          ------------

    In the Purchase Agreement, the several Underwriters have agreed, respectively, subject to the terms and conditions set forth in the Purchase Agreement, to purchase all of the STRYPES being sold pursuant to the Purchase Agreement if any of the STRYPES are purchased. In the event of a failure to close, any funds debited from any investor's account maintained with an Underwriter will be credited to such account and any funds received by such Underwriter by check or money order from any investor will be returned to such investor by check.

    The Underwriters have each advised the Trust that they propose initially to offer the STRYPES to the public at the public offering price set forth on the cover page of this Prospectus. The Underwriters have also advised the Trust that they propose to offer STRYPES to certain dealers at the initial public offering
price less a concession not in excess of $         per STRYPES. Such
Underwriters may allow, and such dealers may reallow, a discount not in excess
of $         per STRYPES to certain other dealers. After the initial public offering, the public offering price, concession and discount may be changed. The
sales load of $         per STRYPES is equal to      % of the initial public
offering price. Investors must pay for any STRYPES purchased in the initial
public offering on or before            , 1997.

    The Trust has granted the Underwriters an option, exercisable for 30 days from the date of this Prospectus to purchase up to an aggregate of 420,000 additional STRYPES (subject to decrease by the number of STRYPES resulting from the split of the initial STRYPES described below) to cover over-allotments, if any, at the initial public offering price less the sales load. To the extent the Underwriters exercise such option, the Underwriters will have a firm commitment, subject to certain conditions, to purchase a number of additional STRYPES.


    Prior to the Offering, there has been no public market for the STRYPES. The STRYPES have been approved for listing on the AMEX under the symbol "CFT", subject to official notice of issuance.


    The Company, certain members of management of the Company and the Contracting Stockholder have agreed not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, or cause to be filed a registration statement under the Securities Act with respect to, any shares of ContiFinancial Common Stock, securities convertible into, exchangeable for or repayable with such shares or rights or warrants to acquire such shares, for a period of 90 days after the date of this Prospectus without the prior written consent of Merrill Lynch, subject to certain exceptions.

    Each of the Company and the Contracting Stockholder has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect thereof.


    In connection with the formation of the Trust, each of ML IBK Positions, Inc., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Bear, Stearns & Co. Inc. has subscribed for and purchased one STRYPES for an aggregate purchase price of $100,000. Prior to the Offering, the initial STRYPES will be split into the smallest whole number of STRYPES that would result in the per STRYPES amount recorded as capital, after effecting the split, not exceeding the public offering price per STRYPES. Under the Contract, the Contracting Stockholder will be obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date a number or amount of each type of Reference Property (or, in certain circumstances, cash with an equal value) in respect of such STRYPES on the same terms as the STRYPES offered hereby.


    Until the distribution of the STRYPES is completed, rules of the Commission may limit the ability of the Underwriters and any selling group members to bid for and purchase the STRYPES. As an exception to these rules, the Representatives are permitted to engage in certain transactions that stabilize the price of the STRYPES or the ContiFinancial Common Stock. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the STRYPES or the ContiFinancial Common Stock.

    If the Underwriters create a short position in the STRYPES in connection with the Offering, I.E., if they sell more STRYPES than are set forth on the cover page of this Prospectus, the Representatives may reduce that short position by purchasing STRYPES in the open market. The Representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above.

    The Representatives may also impose a penalty bid on certain Underwriters and selling group members. This means that if the Representatives purchase STRYPES in the open market to reduce the Underwriters' short position or to stabilize the price of the STRYPES, they may reclaim the amount of the selling concession from the Underwriters and any selling group members who sold those STRYPES as part of the Offering.

    In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

    Neither the Trust nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the STRYPES or the ContiFinancial Common Stock. In addition, neither the Trust nor any of the Underwriters makes any representation that the Representatives will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

    Certain of the Underwriters render investment banking and other financial services to the Company from time to time.

                                 LEGAL MATTERS

    Certain legal matters will be passed upon for the Trust and for the Underwriters by their counsel, Brown & Wood LLP, New York, New York. Certain matters of Delaware law will be passed upon for the Trust by Richards, Layton & Finger, Wilmington, Delaware.

                                    EXPERTS


    The statement of assets, liabilities and capital included in this Prospectus has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and is included herein in reliance upon the authority of said firm as experts in giving said report.


                             ADDITIONAL INFORMATION

    The Trust has filed with the Commission, Washington D.C. 20549, a Registration Statement under the Securities Act with respect to the STRYPES offered hereby. Further information concerning the STRYPES and the Trust may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, such as the Trust, that file electronically with the Commission.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Trustees and Shareholders of ContiFinancial STRYPES Trust:



    We have audited the accompanying statement of assets, liabilities and capital of ContiFinancial STRYPES Trust as of March 27, 1997. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.



    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



    In our opinion, the statement of assets, liabilities and capital referred to above presents fairly, in all material respects, the financial position of ContiFinancial STRYPES Trust, as of March 27, 1997, in conformity with generally accepted accounting principles.



Arthur Andersen LLP
New York, New York
March 27, 1997

                          CONTIFINANCIAL STRYPES TRUST
                  STATEMENT OF ASSETS, LIABILITIES AND CAPITAL



                                 MARCH 27, 1997

                                           ASSETS
Cash..............................................................................  $ 100,000
                                                                                    ---------
      Total Assets................................................................  $ 100,000
                                                                                    ---------
                                                                                    ---------

                                         LIABILITIES
Total Liabilities.................................................................  $       0
                                                                                    ---------
                                                                                    ---------
NET ASSETS........................................................................  $ 100,000
                                                                                    ---------
                                                                                    ---------
CAPITAL
  STRYPES, par value $.10 per STRYPES; 2 STRYPES issued and outstanding (Note
    3)............................................................................  $ 100,000
                                                                                    ---------
                                                                                    ---------

------------------------

(1) The Trust was created as a Delaware business trust on March 14, 1996 and has had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Costs incurred in connection with the organization of the Trust and ongoing administrative expenses will be paid by the Contracting Stockholder.

(2) Offering expenses will be payable upon completion of the Offering and also will be paid by the Contracting Stockholder.


(3) On March 27, 1997, the Trust issued one STRYPES to ML IBK Positions, Inc., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, and one STRYPES to Bear, Stearns & Co. Inc. in consideration for the purchase price of $50,000 per STRYPES.



   The Declaration of Trust provides that prior to the Offering, the Trust will split each of the outstanding STRYPES to be effected on the date that the price and underwriting discount of the STRYPES being offered to the public is determined, but prior to the sale of the STRYPES to Underwriters. The two outstanding STRYPES will be split into the smallest whole number of STRYPES that would result in the per STRYPES amount recorded as capital, after effecting the split, not exceeding the public offering price per STRYPES.

THE FOLLOWING PROSPECTUS OF CONTIFINANCIAL CORPORATION IS ATTACHED AND DELIVERED FOR CONVENIENCE OF REFERENCE ONLY. THE PROSPECTUS OF CONTIFINANCIAL CORPORATION DOES NOT CONSTITUTE A PART OF THE FOREGOING PROSPECTUS OF CONTIFINANCIAL STRYPES TRUST, NOR IS IT INCORPORATED BY REFERENCE THEREIN.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE UNDERWRITERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS SET FORTH IN THIS PROSPECTUS OR IN THE AFFAIRS OF THE TRUST SINCE THE DATE HEREOF OR SINCE THE DATES AS OF WHICH INFORMATION IS SET FORTH HEREIN. IN THE EVENT THAT ANY SUCH CHANGE SHALL OCCUR DURING THE PERIOD IN WHICH APPLICABLE LAW REQUIRES DELIVERY OF THIS PROSPECTUS, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.
                            ------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                  ---------
Prospectus Summary..............................          3
Fee Table.......................................          9
The Trust.......................................         10
Use of Proceeds.................................         10
Investment Objective and Policies...............         10
Investment Restrictions.........................         22
Risk Factors....................................         23
Description of the STRYPES......................         27
Trustees........................................         29
Management Arrangements.........................         29
Dividends and Distributions.....................         31
Net Asset Value.................................         31
Certain United States Federal Income Tax
  Considerations................................         32
Underwriting....................................         38
Legal Matters...................................         39
Experts.........................................         40
Additional Information..........................         40
Report of Independent Public Accountants........         41
Statement of Assets, Liabilities and Capital....         42
            Prospectus relating to Common Stock
               of ContiFinancial Corporation


                            ------------------------

  UNTIL           , 1997 (25 DAYS AFTER THE COMMENCEMENT OF THE OFFERING), ALL
DEALERS EFFECTING TRANSACTIONS IN THE STRYPES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                             2,800,000 STRYPES-SM-

                          CONTIFINANCIAL STRYPES TRUST

                           EXCHANGEABLE FOR SHARES OF
                                COMMON STOCK OF
                           CONTIFINANCIAL CORPORATION

                             ---------------------

                                   PROSPECTUS

                             ---------------------

                              MERRILL LYNCH & CO.

                            BEAR, STEARNS & CO. INC.

                                          , 1997

                 -SM- SERVICE MARK OF MERRILL LYNCH & CO., INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


       1.  FINANCIAL STATEMENTS
           Independent Auditors' Report
           Statement of Assets, Liabilities and Capital as of March 27, 1997
       2.  EXHIBITS
                 (a)  (1)        Trust Agreement*
                      (2)        Form of Amended and Restated Trust Agreement
                      (3)        Certificate of Trust*
                      (4)        Restated Certificate of Trust
                 (b)             Not applicable
                 (c)             Not applicable
                 (d)  (1)        Form of Specimen certificate for STRYPES (included in Exhibit 2(a)(2))
                      (2)        Portions of the Declaration of Trust of the Registrant defining the rights of Holders of STRYPES (included in Exhibit 2(a)(2))
                 (e)             Not applicable
                 (f)             Not applicable
                 (g)             Not applicable
                 (h)  (1)        Form of Purchase Agreement
                      (2)        Form of Registration Agreement
                 (i)             Not applicable
                 (j)             Form of Custodian Agreement
                 (k)  (1)        Form of Administration Agreement
                      (2)        Form of Paying Agent Agreement
                      (3)        Form of Forward Purchase Contract
                      (4)        Form of Security and Pledge Agreement
                      (5)        Form of Fund Expense Agreement
                      (6)        Form of Fund Indemnity Agreement
                 (l)             Opinion and Consent of Brown & Wood LLP, counsel to the Trust
                 (m)             Not applicable
                 (n)  (1)        Tax Opinion and Consent of Brown & Wood LLP, counsel to the Trust
                      (2)        Consent of Arthur Andersen LLP, independent public accountants for the Trust
                 (o)             Not applicable
                 (p)             Form of Subscription Agreement
                 (q)             Not applicable
                 (r)             Financial Data Schedule


------------------------


*   Previously filed.


ITEM 25.  MARKETING ARRANGEMENTS


    See Exhibits (h)(1) and (h)(2) to this Registration Statement.


ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The expenses to be incurred in connection with the offering described in this Registration Statement will be paid by the Contracting Stockholder.

ITEM 27.  PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    The Trust will be internally managed and will not have an investment adviser. The information in the Prospectus under the caption "Management Arrangements" is incorporated herein by reference.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

    There will be one record holder of the STRYPES as of the effective date of this Registration Statement.

ITEM 29.  INDEMNIFICATION

    Section 7.6 of the Amended and Restated Trust Agreement, Section 6 of the Purchase Agreement and Section 4 of the Registration Agreement provide for indemnification.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    The Trust is internally managed and does not have an investment adviser.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the Registrant (850 Library Avenue, Suite 204, Newark, Delaware 19715), its custodian (450 West 33rd Street, 15th Floor, New York, New York 10001-2697) and its paying agent (450 West 33rd Street, 15th Floor, New York, New York 10001-2697).

ITEM 32.  MANAGEMENT SERVICES

    Not applicable.

ITEM 33.  UNDERTAKINGS

    (a) The Registrant hereby undertakes to suspend the offering of the shares covered hereby until it amends its prospectuses contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of the Registration Statement or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in the prospectuses contained herein.

    (b) The Registrant hereby undertakes that (i) for purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectuses filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of Delaware, on the 28th day of March, 1997.


                                CONTIFINANCIAL STRYPES TRUST
                                (REGISTRANT)

                                By:            /s/ DONALD J. PUGLISI
                                     -----------------------------------------
                                                 Donald J. Puglisi
                                                  MANAGING TRUSTEE

    Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

    /s/ DONALD J. PUGLISI
------------------------------  Managing Trustee              March 28, 1997
     (Donald J. Puglisi)

    WILLIAM R. LATHAM III*
------------------------------  Trustee
   (William R. Latham III)

      JAMES B. O'NEILL*
------------------------------  Trustee
      (James B. O'Neill)




                 /s/ DONALD J. PUGLISI
       ------------------------------------------                                March 28, 1997
  *By: (Donald J. Puglisi, Attorney-in-fact)